COLLECTIVE BARGAINING
                                    AGREEMENT


                                 By and Between

                             AIR METHODS CORPORATION

                                       and

        OFFICE AND PROFESSIONAL EMPLOYEES INTERNATIONAL UNION, LOCAL 109


                                      Term:

                    January 1, 2006  through  April 30, 2009



    Note: In the event this offer is rejected by vote of the membership, the Company reserves the right to withdraw the offer in whole or in part.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                            Page No.
ARTICLE 1 -   Purpose of Agreement. . . . . . . . . . . . .   3

ARTICLE 2 -   Recognition . . . . . . . . . . . . . . . . .   3

ARTICLE 3 -   Agency Shop & Check Off . . . . . . . . . . .   4

ARTICLE 4 -   Management Rights . . . . . . . . . . . . . .   6

ARTICLE 5 -   Non-Discrimination. . . . . . . . . . . . . .   7

ARTICLE 6 -   Grievance Procedure . . . . . . . . . . . . .   7

ARTICLE 7 -   System Board of Adjustment. . . . . . . . . .   9

ARTICLE 8 -   No Strike/No Lockout. . . . . . . . . . . . .  12

ARTICLE 9 -   Discipline and Discharge. . . . . . . . . . .  12

ARTICLE 10 -  Union Representation. . . . . . . . . . . . .  14

ARTICLE 11 -  Seniority List. . . . . . . . . . . . . . . .  15

ARTICLE 12 -  Seniority . . . . . . . . . . . . . . . . . .  16

ARTICLE 13 -  Reductions in Workforce . . . . . . . . . . .  17

ARTICLE 14 -  Job Posting and Bidding . . . . . . . . . . .  19

ARTICLE 15 -  Training. . . . . . . . . . . . . . . . . . .  20

ARTICLE 16 -  Schedules of Service. . . . . . . . . . . . .  22

ARTICLE 17 -  Workover. . . . . . . . . . . . . . . . . . .  23

ARTICLE 18 -  Pilot Status. . . . . . . . . . . . . . . . .  25

ARTICLE 19 -  Pilot Classifications . . . . . . . . . . . .  25

ARTICLE 20 -  Fees & Physical Exams . . . . . . . . . . . .  27

ARTICLE 21 -  Moving Expenses . . . . . . . . . . . . . . .  27

ARTICLE 22 -  Travel Pay. . . . . . . . . . . . . . . . . .  28


                                        1
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AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

ARTICLE 23 -  Leaves of Absence . . . . . . . . . . . . . .  29

ARTICLE 24 -  On-the-Job-Injury . . . . . . . . . . . . . .  32

ARTICLE 25 -  Holidays. . . . . . . . . . . . . . . . . . .  33

ARTICLE 26 -  Sick Leave. . . . . . . . . . . . . . . . . .  34

ARTICLE 27 -  Vacation. . . . . . . . . . . . . . . . . . .  34

ARTICLE 28 -  Health Insurance. . . . . . . . . . . . . . .  36

ARTICLE 29 -  401(k) Plan . . . . . . . . . . . . . . . . .  37

ARTICLE 30 -  Jury Duty . . . . . . . . . . . . . . . . . .  37

ARTICLE 31 -  Bereavement Leave . . . . . . . . . . . . . .  38

ARTICLE 32 -  Severance Pay . . . . . . . . . . . . . . . .  38

ARTICLE 33 -  Bulletin Boards . . . . . . . . . . . . . . .  39

ARTICLE 34 -  General & Miscellaneous . . . . . . . . . . .  40

ARTICLE 35 -  Equipment & Facilities. . . . . . . . . . . .  42

ARTICLE 36 -  Productive Work Environment . . . . . . . . .  43

ARTICLE 37 -  Waiver & Complete Agreement . . . . . . . . .  43

ARTICLE 38 -  Savings Clause. . . . . . . . . . . . . . . .  44

ARTICLE 39 -  Duration. . . . . . . . . . . . . . . . . . .  45

APPENDIX A -  Salary Schedule . . . . . . . . . . . . . . .  46

APPENDIX B -  ACCRA Ratings . . . . . . . . . . . . . . . .  49

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

                              PARTIES TO AGREEMENT


     This Agreement is entered into between AIR METHODS CORPORATION, hereinafter called the "Company," and the OFFICE AND PROFESSIONAL EMPLOYEES INTERNATIONAL UNION, and its LOCAL 109 hereinafter jointly called the "Union" or the "OPEIU."


                                    ARTICLE 1
                              PURPOSE OF AGREEMENT
                              --------------------

SECTION  1.1
------------

     The purpose of this Agreement is, in the mutual interest of the Company and its Pilots, to provide for the operation of the services of the Company under methods which will further, to the fullest extent possible, the safety of air transportation and the efficiency of operation.

SECTION  1.2
------------

     No Pilot covered by this Agreement will be interfered with, restrained, coerced or discriminated against by the Company or the Union, its officers, or its agents because of membership or non-membership in the Union, or any lawful activity under the Railway Labor Act not in violation of this agreement.

SECTION  1.3
------------

     It is understood, whenever in this Agreement, Pilots or jobs are referred to in the male gender, it shall be recognized as referring to both male and female Pilots.


                                    ARTICLE 2
                                   RECOGNITION
                                   -----------

SECTION  2.1
------------

     This Agreement is made and entered into in accordance with the provisions of Title II of the Railway Labor Act, as amended, by and between Air Methods Corporation (the "Company") and the Office and Professional Employees International Union (the "Union") representing employees composed of the craft and class of Flight Deck Crew Members (hereafter called "Pilots") as certified by the National Mediation Board in Case Number R-6949, September 16, 2003.

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AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

     The Company hereby recognizes the Union as the sole collective bargaining agent and authorized representative for those employees described in
     Section 1 above, to represent them and, on their behalf, to negotiate and conclude agreements with the Company as to hours of work, wages, and other conditions of employment in accordance with the provisions of the Railway Labor Act, as amended. This Collective Bargaining Agreement and any formal letters of agreement between the Company and the Union may be collectively referred to as the "Agreement."

SECTION  2.2
------------

     This Agreement covers all revenue flying performed by the Company with Pilots on its payroll. All revenue flying covered by this Agreement shall be performed by Pilots whose names appear on the Air Methods Corporation Pilot's System Seniority List.

SECTION  2.3
------------

     In the event the Company sells all or part of its helicopter operations to another carrier during the term of this Agreement, in advance of such sale, the Company shall give notice of the existence of this Agreement to such successor carrier and shall make reasonable effort to persuade such successor carrier to agree to the continuation of the terms set forth in this Agreement. In the event the Successor Carrier does not adopt the terms of this Agreement the Company shall not be liable for any differences (in hours, wages, benefits, or all other working conditions) after the effective date of the change of ownership.

SECTION  2.4
------------

     In the event the Company acquires all or substantially all of the assets or equity of another carrier, or another air carrier acquires all or substantially all of the assets or equity of the Company, the Company will meet promptly with the Union to negotiate a possible "Fence Agreement" to be in effect during the period, if any, the two carriers are operated separately without integration of the Pilot work force. These discussions shall not be pursuant to Section 6 of the Railway Labor Act, and reaching an agreement with the Union shall not be a prerequisite for closing, or any other aspect of the transaction or operations pursuant to the transaction.


                                    ARTICLE 3
                          AGENCY SHOP & DUES CHECK OFF
                          ----------------------------

SECTION  3.1
------------

     Membership in the Union is not compulsory. Pilots have a right to join, not join, maintain, or drop their membership in the Union as they see fit. Neither party shall exert any pressure on or discriminate against any Pilot as regards such matters.

SECTION  3.2
------------

     Each Pilot covered by this Agreement who was hired prior to or after the execution of this Agreement shall become a member or an agency fee payer within sixty (60) days

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AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

     after his/her date of hire or the effective date of this agreement and shall be required as a condition of continued employment by the Company to pay an equivalent agency fee, so long as this agreement remains in effect. The agency fee referred to in this Section shall be equal to the Union's regular and usual initiation fee and its regular, uniform and usual monthly dues. Notwithstanding the foregoing, nothing herein shall be construed to be in violation of or in conflict with the provisions of the Railway Labor Act.

SECTION  3.3
------------

     During the life of this Agreement, the Company agrees that upon receipt of a properly executed Authorization of Payroll Deductions, voluntarily executed by a Pilot, it will make bi-weekly deductions from the Pilot's earnings after other deductions authorized by the Pilot or are required by law have been made, to cover this current standard bi-weekly assessments and/or initiation fees or agency fees uniformly levied in accordance with the Constitution and bylaws of the Union as set forth in the Railway Labor Act.

     Any authorizations for payroll deductions under this Article shall be effective the first day of the month following its receipt by the Payroll Department and shall apply to the next paycheck for which dues deduction or agency fees is made.

SECTION  3.4
------------

     The Company remittance to the union will be accompanied by a list of the Pilots names and employee numbers of the Pilots for who the deductions have been made in that particular month and the individual amounts deducted. Deductions shall be remitted to the designated Financial Officer of the Union not later than ten (10) days after the deductions are made.

SECTION  3.5
------------

     Collection of dues or agency fees not deducted because of insufficient current earnings missed because of clerical error or inadvertent error in the accounting procedures, agency fees missed due to delay in receipt of the Authorization for Payroll Deductions, shall be the responsibility of the Union and shall not be the subject of payroll deductions from subsequent paychecks, and the Company shall not be responsible in any way for such missed collections. It shall be the Union's responsibility to verify apparent errors with the individual Pilot prior to contacting the Payroll Department. The total or balance of unpaid dues, assessments and/or initiation fees or agency fees due and owed the Union at the time a Pilot terminates his employment shall be deducted from the final paycheck in accordance with applicable law.

SECTION  3.6
------------

     An Authorization for Payroll Deduction under this Article shall be irrevocable for the term of this Agreement or for a period of one (1) year from the date the Authorization is first executed, whichever occurs sooner. Revocation shall become effective when the Pilot serves written notice on the Payroll Department to revoke such Authorization for payroll deductions. An Authorization for Payroll Deduction shall automatically be revoked if:

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AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

     A. The Pilot transfers to a position with the Company not covered by the Agreement;
     B.   The  Pilot's  service  with  the  Company  is  terminated;
     C.   The  Pilot  is  furloughed;  or
     D.   The  Pilot  is  on  an  authorized  leave  of  absence.

SECTION  3.7
------------

     Upon written demand from the Union, the Company shall terminate any employee within the bargaining unit who fails to tender the sum due the Union under Section Two of the Article within thirty (30) days from the date such sum is due provided the Union informs the Company and the employee in writing and allows him/her an additional fifteen (15) days after the 30th day of delinquency. If the employee fails to resolve his/her dues delinquency with the Union during this fifteen (15) day period and after notification to the Company by the Union, the Company will terminate the employee effective the end of that payroll period.

SECTION  3.8
------------

     Any dispute between the Company and the Union arising out of the interpretation or application of this Article, when reduced to writing as a grievance, shall be subject to the Grievance Procedure by initially referring the grievance to Step Three. The grievance thereafter may be processed in accordance with the provisions of Articles 6 and 7 in this Agreement.

SECTION  3.9
------------

     The Union agrees to hold the Company harmless and to indemnify the Company against any suits, claims, liabilities, and reasonable and customary attorney's fees which arise out of or by reason of any action taken by the Company under the terms of this Article.

SECTION  3.10
-------------

     It is further agreed between the parties that the Union shall notify each Pilot of their Beck rights as provided by law.


                                    ARTICLE 4
                                MANAGEMENT RIGHTS
                                -----------------

SECTION  4.1
------------

     The Union recognizes that the Management of the business of the Company and the direction of the working force are vested exclusively with the Company, subject to the expressed provisions of this Agreement.

SECTION  4.2
------------

     Except as restricted by an express provision of this Agreement, the Company shall retain all rights to manage and operate its business and work force, including but not limited to the right to sell, or discontinue or diminish in whole or part to determine where

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

     and when to operate scheduled or unscheduled flights; to determine its marketing methods and strategies; and to determine the type of aircraft it will utilize to negotiate customer contracts consistent with their requirement, to determine the number of workover hours to be worked, the qualifications of Pilots it may employ and to adopt, modify and rescind reasonable work and safety rules.

SECTION  4.3
------------

     The exercise of any right reserved herein to manage in a particular manner, or the non-exercise of such right, shall not operate as a waiver of the Company's rights hereunder, or preclude the Company from exercising the right in a different manner or at a future date.

SECTION  4.4
------------

     It is further agreed that the rights specified herein may not be impaired by an arbitrator or arbitration even though the parties may agree to arbitrate the issue involved in a specific manner as provided in the grievance and arbitration procedure set forth elsewhere in this Agreement.

SECTION  5.
-----------

     Under any contract of services or joint venture agreement/arrangement where the Company's Operating Certificates are utilized the flight deck crew members will be covered by this contract.


                                    ARTICLE 5
                               NON DISCRIMINATION
                               ------------------

     There shall be no discrimination by the Company or the Union in the application of the terms of this Agreement because of race, color, religion, national origin, age, sex or handicap. The Company and the Union will comply with applicable laws prohibiting discrimination.


                                    ARTICLE 6
                               GRIEVANCE PROCEDURE
                               -------------------

SECTION  6.1
------------

     Disputes relating to the interpretation or application of the specific provisions of this Agreement may be the subject of a grievance. Any such grievance shall be processed in the following manner:

     Step 1. The Pilot shall first attempt to resolve the grievance with his immediate supervisor within seven (7) calendar days from the date of the occurrence of the event giving rise to the grievance, or within seven (7) calendar days of the date the Pilot knew or should have known of such event. The supervisor shall

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

               give his answer within seven (7) calendar days from that date, after receiving permission to resolve said grievance from either the applicable Operations Manager, Program Director or Designee.

     Step 2. If the grievance is not resolved at Step 1 to the satisfaction of the grievant, the grievance shall be reduced to writing and presented to the designated representative of the Company within seven (7) calendar days after the receipt of the immediate supervisor's answer. The written grievance must state the nature of the grievance, the circumstances out of which it arose, the remedy or correction requested and the specific provisions of the Agreement alleged to have been violated. The Company representative will give his answer to the grievant in writing with a copy to the Union within seven (7) calendar days after the receipt of the grievance.

     Step 3. In the event the decision by the Company representative is unacceptable to the aggrieved employee or union, it may be appealed in writing to the designated representative of the Company within seven (7) calendar days of the receipt of the decision. The appeal must include a statement of the reasons the grievant believes the decision was erroneous. The Company's representative shall render a decision on the appeal in writing within seven (7) calendar days of receipt of the appeal. In the event the decision at Step 3 is unacceptable to the grievant, the Union may appeal to the System Board of Adjustment in accordance with Article 7 of this agreement.

SECTION  6.2
------------

     In the event a non-probationary Pilot who has been discharged wishes to grieve such discharge, the grievance must be presented at Step 2 within seven (7) calendar days after the termination.

SECTION  6.3
------------

     All provisions of this Article shall apply to Union grievances except such grievances shall be presented to the designated Company representative at Step 2.

     Any grievance not presented and processed in the manner, and within the time limits set forth above, shall be waived and deemed null and void provided, however, at any time in advance of the expiration of such time limit the parties may agree, by mutual written consent, to extend any time limit for a specified period of time. Compliance with all time limits specified in this Article shall be determined by the date of mailing as established by postmark.

SECTION  6.4
------------

     No grievance, the basis for which occurred prior to the execution of this Agreement, shall be considered.

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AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  6.5
------------

     The Company and the Union agree to furnish to the other party the names of their designated representatives charged with administration of the grievance procedure within thirty (30) calendar days after the execution of this Agreement. Any changes in these representatives shall be furnished to the other party in writing.

SECTION  6.6
------------

     The Union and the Company may, by mutual agreement in writing, elect to bypass any or all steps in this Article and proceed to the System Board of Adjustment in accordance with Article 7 of this Agreement.

SECTION  6.7
------------

     All grievances resolved at any step of the grievance procedure prior to the Systems Board of Adjustment shall be on a non-precedent basis unless mutually agreed otherwise.

SECTION  6.8
------------

     If a grievant is exonerated, his personnel file shall be cleared of all references to the incident in question, consistent with applicable Federal regulations and may not be used in future disciplinary actions against the Pilot. A grievant that is cleared of all charges shall be made whole in every respect.


                                    ARTICLE 7
                           SYSTEM BOARD OF ADJUSTMENT
                           --------------------------

SECTION  7.1
------------

     In compliance with Section 204, Title II of the Railway Labor Act, as amended, this Agreement establishes a System Board of Adjustment, which shall be called the Air Methods Pilots' System Board of Adjustment, hereinafter called "the Board."

SECTION  7.2
------------

     The Board has jurisdiction over timely filed and appropriately processed grievances arising out of the interpretation and application of the specific provisions of this Agreement relating to rates of pay, rules, working conditions, discipline and discharge. The procedures set forth in this Article are the exclusive and mandatory forum for all such disputes.

SECTION  7.3
------------

     The Board does not have jurisdiction over any dispute unless all of the procedures required by the Grievance Procedure provided for in this Agreement have been timely

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AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

     and completely exhausted in the dispute, and the dispute has been properly submitted to the Board pursuant to the provisions of this Article.

SECTION  7.4
------------

     Neither the Systems Board or Arbitrator shall have any jurisdiction to modify, add to or otherwise alter or amend any of the terms of this Agreement or to make any decision that has such an effect.

SECTION  7.5
------------

     The Board shall consist of four members, two of whom shall be selected and appointed by the Company and two of whom shall be selected and appointed by the President of the Local Union. A Board member appointed by the Union shall serve as chairman and a Board member appointed by the Company shall serve as vice-chairman in even years, and a Board member appointed by the Company shall serve as chairman and a Board member appointed by the Union shall serve as vice-chairman in odd years. The vice-chairman shall act as chairman in his absence.

     Each Board member has a vote in connection with all actions taken by the Board. In the event the four Board members cannot reach a decision with respect to a particular dispute, the Board will select a neutral member who will decide the dispute. In the event the Board cannot agree on a neutral member, within seven (7) calendar days thereafter either party may request that the American Arbitration Association (AAA) submit a list of seven (7) arbitrators, all of whom are members of the National Academy of Arbitrators. The Arbitrators shall be selected in accordance to the rules of AAA. The Board hearing before the third party neutral member shall be conducted in accordance with the AAA rules.

SECTION  7.6
------------

     The Board will meet quarterly in a location determined by mutual agreement, provided that at such time there are cases on file with the Board for its consideration.

SECTION  7.7
------------

     Any expenses incurred by Board members appointed by one of the parties to this Agreement will be paid by that party. The fees and expenses of any neutral member of the Board shall be borne equally by the Company and the Union.

SECTION  7.8
------------

     Disputes may only be submitted to the Board by the President of the Local Union or a duly designated officer of the Union or the Company's Vice President of Human Resources.

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AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  7.9
------------

     Decisions by the Board are final and binding on the Company, the Union and the affected Pilots, provided they conform to Section 7.4 above.

SECTION  7.10
-------------

     The party appealing a final decision under the Grievance Procedure in this Agreement shall submit the dispute for consideration by the Board within fourteen (14) calendar days of that decision, including all papers and exhibits, and a list of potential witnesses known to the appealing party at that time shall be submitted by each party seven (7) days prior to a scheduled Board of Adjustment. Neither party will intimidate or coerce any witness so identified. If the appeal is not made within this fourteen (14) day period, the Board does not have jurisdiction over the dispute.

SECTION  7.11
-------------

     All disputes referred to the Board shall be sent to the Vice President of Human Resources for the Company and his/her office shall assign a docket number according to the order in which the dispute is received. However, grievances involving suspension or discharge shall be given preference for disposition.

SECTION  7.12
-------------

     The appealing party will ensure that a copy of the petition is served on the members of the Board. Each case submitted to the Board must state:

     A.   The  question  or  questions  at  issue;
     B.   a  statement  of  the  facts  with  supporting  documents;
     C. a reference to the applicable provisions of the Agreement alleged to have been breached;
     D.   the  position  of  the  aggrieved  party;  and
     E.   the  remedy  requested.

SECTION  7.13
-------------

     Decisions by the Board shall be rendered no later than thirty (30) calendar days after the close of the hearing or receipt of post-hearing briefs.

SECTION  7.14
-------------

     The Company and the Union shall, in good faith, attempt to make a joint submission of their dispute to the Board. If the parties are unable to agree on a joint submission, the appealing party shall file a submission with the Board containing all of the information described in Article 6,
     Section 1, and the responding party may do the same. Any party filing a submission with the Board pursuant to this Article shall serve a copy of its submission with the other party.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  7.15
-------------

     The parties agree that each Board member is free to discharge his duties in an independent manner without fear of retaliation from the Company or the Union because of any action taken by him in good faith in his capacity as a Board member.


                                    ARTICLE 8
                              NO STRIKE/NO LOCKOUT
                              --------------------

SECTION  8.1
------------

     Neither the Union or any of its agents (stewards) nor any of its members will collectively, concertedly, or in any manner engage in a strike, sick-out, boycott, sympathy strike, slow down or work stoppage of any kind during the term of this Agreement. During the term of this Agreement, the Company agrees not to lock out any of the employees covered by this Agreement. It is further understood that the duly-authorized representatives of the Union shall use their best efforts on behalf of the Union to actively encourage the employees engaging in a violation of this Section to cease such conduct. If the Company knows one of its Customers will have a primary picket line, the Company will notify the Pilot before dispatching the Pilot to the location. A Pilot may refuse to take an assignment to cross a picket line if he has reasonable safety concerns based on verifiable incidents of picket line misconduct at the site. In such cases, the Company reserves the right to meet Customer needs however it deems appropriate.

SECTION  8.2
------------

     Employees found to be in violation of the terms of this Section shall be subject to discharge. Such discharge shall not be subjected to the grievance procedure and System Board of Adjustment provisions of this agreement, except as to the question of whether the Pilot engaged in such a violation.


                                    ARTICLE 9
                            DISCIPLINE AND DISCHARGE
                            ------------------------

SECTION  9.1
------------

     Pilots may be subject to disciplinary action, up to and including discharge for just cause including violation or infraction of company rules or policies, or for violating this Agreement. The Company will continue to use a system of progressive discipline. The Company may suspend a Pilot with pay prior to notifying him of the nature of the charge against him. Within seven (7) calendar days of the date of suspension the Company will inform the Pilot in writing, with a copy to the Union, of the nature of the charge and its decision on the type of discipline that should be imposed.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  9.2
------------

     In a case where a Pilot is called into a meeting where as a result disciplinary action could be taken against him, the Pilot may request to be accompanied by his Steward, and such a request will be granted by the Company. Request for a steward or alternate shall be honored if they are available within a reasonable time not to exceed forty-eight (48) hours, provided the Company incurs no workover or travel costs whatsoever. If a Pilot at the base, while on duty, is selected to attend such meeting as a representative of the Pilot being investigated, he shall suffer no loss in pay. If called to take a mission, the Pilot and the one being investigated shall reschedule said meeting at the earliest possible time. The parties agree that there shall be no delay in the duty Pilot taking the mission.

SECTION  9.3
------------

     Upon his request, a Pilot's personnel file shall be open for his inspection during normal office hours in the presence of a Company representative, upon reasonable notice. Nothing of a derogatory nature will be placed in a Pilot's file unless a copy is sent to the Pilot. Upon receipt of such report, the Pilot shall have the option of responding by returning his explanation or comments to be included with the report in his file or by challenging the accuracy of the report. If the Company determines the challenge to be justified, the report will be removed from the Pilot's file and destroyed. If the Company determines otherwise, it shall notify the Pilot he may then appeal this decision through the normal grievance procedure.

SECTION  9.4
------------

     Customer complaints or correspondence of a derogatory nature shall not serve as the basis for discipline after twelve (12) months from the date of issuance unless within the twelve (12) month period there has been a recurrence of the same or similar nature.

SECTION  9.5
------------

     Disciplinary records involving safety matters shall not serve as a basis for any disciplinary action after five (5) years from the date of issuance.

SECTION  9.6
------------

     A Pilot may be immediately removed from the payroll and suspended or discharged without pay if he violates the FAA Drug/Alcohol policy or commits other acts of serious misconduct.

SECTION  9.7
------------

     In the event the Pilot feels he has been unjustly disciplined or discharged, the Pilot or Union may appeal in writing the Company's decision to the Company designee within seven (7) calendar days of the adverse action against the Pilot. Such appeal will be taken at Step 2 of the grievance procedure and must set forth the facts giving rise to the appeal and state the remedy or relief requested.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  9.8
------------

     The parties recognize that flight safety is paramount to the well-being of the business, patients and employees. The Pilots acknowledge it is essential to abide by all applicable FAR's. The parties further agree that neither will rely upon any discipline administered prior to the execution of this agreement.


                                   ARTICLE 10
                              UNION REPRESENTATION
                              --------------------

SECTION  10.1
-------------

     In the event it is necessary for a Union representative to enter the premises owned or leased by the Company to discuss the application of this Agreement, the Union representative shall notify the manager for the particular location, and they shall arrange a mutually satisfactory time, date and place for the visit within a five (5) day period thereafter. The Union representative shall not take any action that would interrupt or in any way interfere with the Company's operations or the job duties of any employee. Such visits shall comply with customer or base entrance requirements.

SECTION  10.2
-------------

     The Company will not be obligated to deal with any Union representative who has not been designated in writing to be an authorized representative of the Union.

SECTION  10.3
-------------

     The Union may elect or appoint Pilots to be primary job steward(s) and alternate(s) to conduct Union business and shall notify the Company, in writing, of their election, appointment or removal. Pilots who have been designated as primary stewards (and the alternate steward in the absence of the primary steward) shall be granted reasonable time to investigate, present and process grievances during their normal duty hours without loss of pay, provided it does not cause a delay in meeting mission requirements. Stewards or alternates who serve their fellow Pilots shall be considered Union representatives.

SECTION  10.4
-------------

     The Company and the Union desire that complaints and grievances shall be settled whenever possible with supervisors at the location where the complaint or grievance originates. It is understood and agreed that a steward's activities shall fall within the scope of the following functions:

     A. To consult with a Pilot(s) regarding a presentation of a complaint or grievance that the Pilot(s) desires to present. Stewards shall be permitted to present grievances to management and attempt to resolve any grievance.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

     B. To present a grievance or complaint to a Pilot's immediate supervisor in an attempt to settle the matter. Stewards shall be granted the right to consult with Pilots at their base for the purpose of enforcing the provisions of this agreement.

     C. To investigate a complaint or grievance as defined in the grievance Procedure.

SECTION  10.5
-------------

     The Company and the Union agree that a minimum amount of time shall be spent in the performance of steward duties.


                                   ARTICLE 11
                                 SENIORITY LIST
                                 --------------

SECTION  11.1
-------------

     The Air Methods Corporation Pilot System Seniority List shall consist of the seniority number, name, and seniority date of all Pilots covered by this Agreement. The Company will post the seniority list on its web page. Thereafter Pilots may post the seniority list on the bulletin boards, where permitted, and/or in the Union information book. Copies of the seniority list will be furnished to the Union.

SECTION  11.2
-------------

     When two or more Pilots are employed on the same date, they shall be placed on the seniority list according to the last four digits in their social security number. The Pilot with the lowest last four digits will be awarded the most senior position.

     A. In the event more than one Pilot is hired from a newly acquired contract such Pilots shall be placed at the bottom of the seniority list in order of their time in service with the previous company.

SECTION  11.3
-------------

     The Company agrees to update the seniority list each six (6) months, beginning with the effective date of this Agreement with a copy to the Union. A Pilot shall have a period of thirty (30) days after the posting of the seniority list to protest to the Company any omission or incorrect posting affecting his seniority. Pilots on vacation, leave of absence, or furlough shall be permitted thirty (30) days after their return to duty to make any protest concerning his seniority. Once the thirty (30) day period has expired without a protest, the posting will be considered correct and shall not be subject to further protest, unless the omission or incorrect posting was the result of a clerical error on the part of the Company.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

                                   ARTICLE 12
                                    SENIORITY
                                    ---------

SECTION  12.1
-------------

     Seniority of a new hire Pilot shall begin on the date the Pilot is entered on the Company's payroll.

     A. It is understood and agreed Pilots who are employed by AMC at the time of this Agreement shall be placed on the Company seniority list using their original date of hire with AMC or, if applicable, their original date of hire from a previously acquired Company.

     B. In the event of future acquisitions or mergers, the Company will meet promptly with the Union for the purpose of integrating the Pilot groups.

SECTION  12.2
-------------

     There shall be two (2) types of seniority, Company seniority and Bidding seniority.

     A.   Company  Seniority  -  Company Seniority shall be defined as a Pilot's
          ------------------
          length of service with the Company or present customer, regardless of location, and except as provided for elsewhere in this agreement, shall govern pay rates, and accrual or granting of paid days off pursuant to Vacation - Article 27 of this Agreement. Company Seniority shall be adjusted for leaves of absence as provided for in Leaves of Absence - Article 23 of this Agreement.

     B.   Bidding  Seniority  -  Bidding Seniority shall be defined as a Pilot's
          ------------------
          length of uninterrupted Pilot service with the Company less all time spent outside of the bargaining unit as defined in Section 12.3 of this Article. Bidding Seniority shall govern all Pilots covered by this Agreement in bidding for job assignments and vacancies as provided for in this Agreement.

SECTION  12.3
-------------

     A Pilot who is promoted to a non-flying or supervisory position shall stop accruing bidding seniority, unless they return to flying duties within twelve (12) calendar months. Such Pilot shall continue to accrue Company Seniority and retain his Bidding Seniority.

     If said Pilot returns to flying duty, it shall be in accordance with his Bidding seniority. In the event there is no vacancy, he shall be assigned to other duties if they exist and such Pilot chooses to accept them, or placed on layoff status until a bid opportunity becomes available and the Pilot is awarded the job. If a Pilot is terminated while in a supervisory or non-flying position, such Pilot shall have no rights under this Agreement.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  12.4
-------------

     A Pilot's seniority shall be nullified and his/her employment shall be terminated if any of the following occur:

     A.   Resignation  or  retirement;

     B.   Discharge  for  cause;

     C. Failure to inform the designated Company representative in person or by certified mail of his intention to return to work as provided for in the Reductions in Workforce - Section 13.5 (A);

     D. Failure to return to work on or before a date specified in the notice of recall from the designated Company representative after a layoff as provided for in the Reductions in Workforce - Section 13.5 (B);

     E. A Pilot's seniority and recall rights shall terminate after being on furlough for a period of three (3) calendar years.

SECTION  12.5
-------------

     Disputes arising over seniority shall be handled in accordance with Grievance Procedure and System Board of Adjustment outlined in this agreement.


                                   ARTICLE 13
                             REDUCTIONS IN WORKFORCE
                             -----------------------

SECTION  13.1
-------------

     If there is a loss of a contract, base closure, or other reduction in the workforce, a Pilot's seniority, pursuant to Seniority - Article 12 of this Agreement, shall govern the layoff. Pilots with the least seniority shall be laid off first. The Company shall give at least fourteen (14) days notice of an impending layoff unless prevented from doing so due to causes beyond its control, or two (2) weeks pay in lieu thereof.

SECTION  13.2
-------------

     Pilots will be recalled from furlough in seniority order, with the most senior laid-off Pilot being recalled first. At the point of being placed on furlough status the Pilot shall avail himself of all available job postings on the Company web site. The Pilot shall bid on the postings and indicate his order of preference. Provided the Pilot possesses the requisite credentials he shall be offered the positions in order of his preference before the position is filled by outside applicants. The Company shall not be permitted to hire a new Pilot until all furloughed qualified Pilots are recalled.

SECTION  13.3
-------------

     Pilots shall continue to accrue Bidding Seniority and Company Seniority while on furlough.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  13.4
-------------

     Laid off Pilots are required to file their proper mailing address, email address, and telephone number(s) with the Human Resources Department at the time of the layoff and will promptly notify the Company of any address changes. Failure to do so will forfeit that Pilots' rights under this Article.

SECTION  13.5
-------------

     In the event no positions are available laid off Pilots shall be notified of a recall in order of their seniority by e-mail with confirmed response, telephone or certified mail to the most recent telephone number and address provided by the Pilot. Notification by telephone must be accomplished by positive telephone contact with the Pilot and the call must be followed up with official notification by certified mail. The date of recall notification shall be the earlier of the date on which telephone contact was made or the recall letter was mailed. Notices sent to the last address of record shall be considered conclusive evidence of notice to that Pilot.

     A. Each Pilot accepting recall shall answer his recall notice no later than three (3) business days after receipt of such notice in e-mail with confirmed response, telephone, or by certified mail.

     B. A laid off Pilot will not be allowed more than twenty one (21) calendar days after the date of recall notification to report to duty from layoff.

     C. Pilots who fail to respond to a recall notice within the time limits set forth above, Pilots who refuse recall, or Pilots who reject a recall notice shall forfeit all recall rights and have their name removed from the seniority list.

     D. The offer of recall shall be made in order of seniority status from the furloughed Pilots. However, if the senior furloughed Pilot declines on the offer of recall it shall be made in descending order to the remaining furloughed Pilots with the understanding that the junior qualified Pilot shall be obligated to accept the offer. If such Pilot refuses the offer of recall he shall forfeit all rights under this article. In such circumstances the offer shall be made in ascending order to the remaining Pilots. If no opening exists within the Company such Pilot may displace the least senior Pilot in the
          Company  consistent  with  the  hospital  based  Customer approval, if
                                                                              --
          applicable,  provided  he  is qualified (as defined in Job Posting and
          ----------
          Bidding Section 14.2 F (1), or accept a furlough until such time a position becomes available within the timeframe outlined in Section
          13.5  (E)  of  this  Article.

     E. Seniority and recall rights shall terminate if a laid off Pilot is not recalled within three (3) years from the commencement of his layoff.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

                                   ARTICLE 14
                             JOB POSTING AND BIDDING
                             -----------------------

SECTION  14.1
-------------

     A Pilot may bid when a new job or permanent vacancy occurs, or when a new job or crew position is created. All vacancies will be posted on the Company Web Page within seven (7) calendar days after the vacancy occurs. The notice shall provide as much information as is available regarding the vacant position, including the job location and closing date for bid application. This Article does not allow a senior Pilot to bid a job that is already filled or to displace a junior Pilot from a job he is currently filling. The parties agree that a vacancy does not exist if the Customer changes aircraft type and requests that the assigned Pilots remain on the job.

     A. Vacancies resulting from LOA's will be considered temporary and will be posted and assigned as such. Pilots accepting such temporary positions will be subject to replacement by the returning LOA Pilot, at which time the displaced Pilot will be eligible to bid on any other job opening within the Company

SECTION  14.2     Bidding  procedures  are  as  follows:
-------------

     A. Pilots will be given fourteen (14) calendar days from the initial posting to bid on any vacant position. The fourteen (14) days shall commence from the time of notification.

     B. The Company will make the awards within seven (7) calendar days after the bidding has closed or the last hospital based customer interview, if required, is conducted.

     C. The senior qualified Pilot, as defined in Section 14.2, Paragraph F of this Article that bids on the vacancy, who successfully completes the hospital based customer interview, if required, shall be awarded the job, except those positions covered in Section 14.4 of this Article.

     D. A Pilot responding to more than one (1) vacancy shall indicate his order of preference on the bid and shall be awarded his highest available preference.

     E. In the event that a Pilot voluntarily bids on and is awarded a new position, the Company reserves the right to require a Pilot to remain in that new position for a period of twelve (12) months; or eighteen
          (18) months if company paid relocation or training costs are incurred.

     F. The term "qualified" as used in this Article means that a Pilot has been trained in an aircraft type, or holds the necessary Airman Certificate and endorsements and has the aeronautical experience to meet customer and Company requirements to be trained by the Company in that aircraft type. Training shall be provided in accordance with
          Article  18.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  14.3
-------------

     A Pilot will be assigned to his new position within ninety (90) days of the position being awarded to him, unless the Company and Pilot agree otherwise.

SECTION  14.4
-------------

     The following positions shall be posted at the base where they occur and not be subject to the bidding procedure described above; Lead Pilot, Aviation Services Manager (ASM), Aviation Base Manager (ABM), Safety Representative/ Officer, Check Airman, and Training Captains. Such positions shall be filled at the sole discretion of the Company. The Company shall interview Pilots who have signed the bid and all other applicants who have done likewise thereafter to determine their qualifications. In the event the Company selects a person other than a Pilot to fill the ASM position, it will then designate, at its discretion, one of the Pilots at the base as the Lead Pilot or ABM.

SECTION  14.5
-------------

     For the purposes of this article, "awarded" shall be defined as being determined to be the successful bidder to fill a vacancy, "assigned" shall be defined as being transferred to the new base and commencing a work schedule.


                                   ARTICLE 15
                                    TRAINING
                                    --------

SECTION  15.1     RECURRENT  TRAINING
-------------     -------------------

     A. In accordance with applicable Federal Aviation Regulations (FAR's), the Company will develop and maintain a computerized training system whereby a Pilot can complete the classroom portions of his required recurrent ground training at his normally assigned work location at his convenience. In addition and in accordance with subpart G of FAR 135, the Company will utilize a system of written or oral examinations to accomplish the testing required where written or oral exams are required. The Company's training will provide adequate computerized or base resource materials that clearly detail the information upon which the Pilot will be tested for recurrent ground training. In no circumstances will the Pilot be tested on materials or information that is not reasonably available for the Pilot to study at his normally assigned base. The Pilot will be required to successfully complete recurrent ground training by the assigned completion deadline.

     B. In circumstances where the Company requires training away from the Pilot's normally assigned base, the Company will make a reasonable effort to schedule recurrent training during a Pilot's work schedule. If for unusual operational reasons recurrent training cannot be scheduled during a Pilot's work schedule, then training may be scheduled during a Pilot's off duty time. The Company will make every effort to schedule training immediately before or after the Pilot's work schedule.

     C. The Aviation Service Manager, Aviation Base Chief, Lead Pilot, or other aviation base management representative shall submit to the training department at least

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

          two months prior to scheduled recurrent flight training a list of two possible sets of dates that training is requested and can be accommodated by all Pilots.

          The Training Department will attempt to accommodate training on the dates submitted by the base to the fullest extent possible. If a Pilot is unable to attend training during the scheduled training dates due to illness, injury, or a reasonable unforeseen absence the Pilot and the Training Department will agree to alternate dates to compete the training.

     D. Internet training sites will list all available recurrent ground training classes and deadlines.

SECTION  15.2     UPGRADE/TRANSITION/SPECIAL  TRAINING
-------------     ------------------------------------

     The Company will schedule such training consistent with customer service requirements and the availability of qualified training personnel. The Company will make a reasonable effort to schedule such training during the Pilot's normal work period, but if unable to do so applicable work-over will be paid to the affected Pilot. The Company will make every effort to schedule training immediately before or after the Pilot's work schedule.

SECTION  15.3     TRAINING  FAILURES
-------------     ------------------

     It is recognized that not all Pilots reach the required level of proficiency in the same amount of time. Therefore, when it becomes apparent to the Company that a Pilot will require time in excess of that usually required to reach proficiency the Company Training Department will, in consultation with the Pilot, determine the cause of his inability to reach the required proficiency level and establish a plan for correcting the problem.

     A. A Pilot who fails any portion of training, written exam, oral exam or flight check will be removed from line duty, with pay, until he has commenced retraining and has been successfully retested by the Company.

     B. A Pilot who fails training, an oral exam, or flight check may request a change of instructor/check airman. However, if a Pilot elects to request a change of instructor/check airman the Pilot will be removed from the payroll, but permitted to use unused vacation until such time that the Pilot successfully completes re-training, an oral exam or flight check. Such re-training or re-testing shall be conducted within fourteen (14) days.

     C. In the event a Pilot fails a subsequent written exam, oral exam, or flight check the Company will make a determination as to his/her continued employment. If the Company determines that retraining is inappropriate the Company reserves the right to terminate said Pilot.

     D. If a Pilot is unable to successfully complete upgrade or transition training the Pilot will be allowed to return to their previous position, if that position still exists. If the Pilot's previous position has been filled or no longer exists the Pilot will be offered the opportunity to apply for any position for which they are currently qualified to perform, Company wide.


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OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

     E. A Pilot who fails any portion of his new hire training will be subject to termination by the Company.

SECTION  15.4     TRAVEL  AND  ACCOMMODATIONS
-------------     ---------------------------

     A. In the event a Pilot is based away from home during training or special assignment, the Company shall in all cases provide single hotel room accommodations to each Pilot.

     B. All travel expenses shall be paid by the Company. All travel will be performed in accordance with Company travel policy.


SECTION  15.5     TRAINING  PAY  AND  PER  DIEM
-------------     -----------------------------

     A. All Pilots shall be paid while attending Training, including travel days, at their normal rate of pay. Training conducted on a Pilot's normal off duty day will be compensated at the applicable work-over rate.

     B. All Pilots shall be paid per diem while Training, including travel days, at the rate of $36.00 per day.


                                   ARTICLE 16
                              SCHEDULES OF SERVICE
                              --------------------

SECTION  16.1
-------------

     Pilots at each base shall determine the appropriate schedules of service consistent with Company and customer service requirements. They shall forward their schedule to the appropriate Company official. A normal scheduled shift shall not exceed twelve (12) hours. This section will not relieve any Pilot from accepting any flight that may extend the shift beyond the scheduled twelve (12) hours as long as the flight can be conducted in accordance with the applicable FAR's and Company duty time policies.

SECTION  16.2
-------------

     The  parties  to  this  agreement  will maintain schedules of service which provide  for  one  (1)  day  off  for  each  day  scheduled.
          Example:     7 days on  -  7 days off
                       4 days on  -  4 days off
     The  Pilot's  salary  is  based  upon  182   work  shifts  per  year.

SECTION  16.3
-------------

     Other work schedules will be discussed between the parties. However, both parties recognize schedules of service will meet customer requirements.


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AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  16.4
-------------

     The schedule in Section 16.2 of this Article shall be considered standard. Any other schedules shall be considered non-standard. Non-standard schedules shall be filled on a voluntary basis. Vacancies in a standard schedule resulting from temporary Pilot absences caused by illness, injury, vacation, holidays, training or leaves of absences shall not be considered a non-standard schedule.

SECTION  16.5
-------------

     Pilots shall be allowed to trade or swap standard schedules provided it is approved by the appropriate Manager and a copy of the revised schedule is submitted to the Human Resources Department. Under no circumstance shall a trade or swap result in a workover shift for either Pilot.

16.6     CUSTOMER  REQUESTED  WORK  SCHEDULES
----     ------------------------------------

     In the event a customer or prospective customer requires the Company to operate on a non-standard schedule, other than one (1) day scheduled for each day off, the parties shall meet to agree upon an applicable rate of pay. In the event the parties are unable to reach an agreement, the Company shall not assume the work in question.

                                   ARTICLE 17
                                    WORKOVER
                                    --------

SECTION  17.1     WORKOVER  ASSIGNMENT  PROCEDURE
-------------     -------------------------------

The Union recognizes the importance of the Company's ability to provide 24/7 coverage to remain competitive in the marketplace and will use their best efforts to achieve this.

A workover is defined as being scheduled for and reporting to work on a regularly-scheduled day off.

Before offering workover to Pilots at a particular base, the Company reserves the right to utilize Relief or Part-time Pilots. If no Relief Pilots or Part-time Pilots are available, workover shall be offered as follows:

     1. The workover will be offered to the Pilots at the base where it occurs. If more than one (1) Pilot volunteers for the workover it will be offered to the senior Pilot first and rotated thereafter among the other volunteers, at that base, in the descending order of seniority.

     2. In the event there are insufficient Pilots stationed at the base where the workover occurs the Company will solicit volunteers from bases in close proximity to fill the workover shift, using the same method described above.

     3. In the event there are no volunteers from bases in close proximity, the Company may use Pilots from other bases who have volunteered to work additional shifts.


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OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

          a) Pilots who would like to be contacted for such assignments will be required to post their name on a list maintained on the Company Web Site.

          b) The Pilot who volunteers for the largest number of consecutive shifts shall be awarded the assignment.

     4. The Company reserves the right to limit Pilots to twenty-one (21) shifts per calendar month, and the number of shifts shall also be limited by applicable FAR's. This provision is designed to assure an equitable distribution amongst the applicable Pilots.

     5. If the previous options do not provide a solution to the vacancy, the Company may utilize qualified management personnel to fill these open shifts.

SECTION  17.2     EMERGENCY  WORKOVER  ASSIGNMENT
-------------     -------------------------------

     A. Emergency workover shall be defined as an unplanned vacancy for which the Company did not have seven (7) days advanced notice of (i.e. injury, illness, and bereavement). In which case, absent volunteers, the following procedures shall be utilized to fill such vacancies.

     B. In any calendar year in which the number of uncovered Pilot duty shifts does not exceed two (2) at a location, due to a lack of volunteers, the Company will not have the ability to require workover at that location.

     C. In the event such uncovered shifts exceed two (2) in any calendar year at a location, required workover may be assigned in an emergency situation on the basis of reverse seniority and rotated thereafter. The Company may only use this option to cover vacancies where less than seven (7) days advance notice of the vacancy was received.

     D. For the purposes of Emergency workover, the Company shall not require any Pilot to perform more than two (2) Emergency workover shifts or more than twenty one (21) total shifts in any calendar month.

     E. The Company will report to the union the number of uncovered shifts each month.

     F. No Pilot can be forced on an emergency workover at a base other than his assigned base. Pilots who are forced to perform a workover shall be reimbursed for any verifiable non-refundable expenses they incurred on the day of the workover only.

SECTION  17.3     WORKOVER  PAY
-------------     -------------

     Effective January 1, 2006 Pilots shall receive one-and-one-half times (1 X) their normal daily rate, excluding supplemental pay and ACCRA. A workover shift is defined as being scheduled for and reporting for work on a regularly scheduled day off that was not the result of a trade or swap.


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AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  17.4     OVERTIME
-------------     --------

     All work performed in excess of twelve (12) hours in a duty shift up to fourteen (14) hours shall be paid at the straight time hourly rate. Thereafter the Pilot's shall be paid at the Workover rate. Such payment shall be based on the actual termination time of the flight plus 15 minutes.

SECTION  17.5     COMPANY  MEETING  PAY
-------------     ---------------------

     Pilots who are required by the Company to attend meetings on their scheduled time off shall be compensated at the workover rate for all actual time in attendance. Pilots shall be paid a minimum of two (2) hours for attending such meetings.


                                   ARTICLE 18
                                  PILOT STATUS
                                  ------------

SECTION  18.1
-------------

     A newly employed Pilot shall be on a 180 calendar day probationary status during which time such a person may be discharged by the Company without recourse. After accumulating 180 calendar days, such employee shall be considered a non-probationary employee and his/her hire date shall revert back to the most recent date of hire.

SECTION  18.2
-------------

     A newly employed Pilot shall be entitled to all the rights and benefits as any other Pilot of the terms of this Agreement, except that the Company shall retain the right to discharge a probationary Pilot at any time within their probationary period, without recourse to the grievance procedure and/or System Board of Adjustment.

SECTION  18.3
-------------

     Once a month, the Company will provide the local Union office with a list of Pilots who have been hired, terminated, resigned, transferred or promoted to a management position, and/or on a military leave of absence during the prior quarter. This listing shall include the home address and phone number of said Pilots.

SECTION  18.4
-------------

     A Union representative, if available, will be introduced to a new Pilot once they are assigned to a base for the purposes of explaining the obligations and benefits of this agreement.


                                   ARTICLE 19
                              PILOT CLASSIFICATIONS
                              ---------------------

SECTION  19.1
-------------

     A full-time Pilot is a Pilot who is assigned to a regular work schedule at a specific base or program.


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OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  19.2
-------------

     A Relief Pilot is a full time Pilot who fills vacancies at any base as directed by the Company.

SECTION  19.3
-------------

     A Temporary Full Time Pilot is a Pilot temporarily assigned to cover a specific vacancy arising due to a Full Time Pilot's leave of absence. Such Pilots will be allowed to bid for any open position after serving for six months as a Temporary Full Time Pilot. A Temporary Full Time Pilot's status shall coincide with the reinstatement rights of the Full Time Pilot returning from his/her Leave of Absence. A newly hired Temporary Full Time Pilot shall not qualify for benefits under the Severance pay provisions of this Contract.

SECTION  19.4
-------------

     A Part Time/Per Diem Pilot is a Pilot who is offered work consistent with the Company's Customer Service or operational requirements. Such Pilots shall not have a regular work schedule, nor be eligible to participate in Company benefit programs as defined elsewhere in this Contract, unless provided for under either State or Federal statute, to include the Severance pay provision, nor shall they have any job bidding rights. Such Pilots shall be paid on a per diem basis in accordance with the published pay scale. Such Pilots shall have no rights under the Grievance and System Board of Adjustment procedures until having completed ninety (90) work schedules. Any Part Time/Per Diem Pilot who works twelve (12) or more work schedules per month for three (3) consecutive months shall become full-time. At no time shall the total number of Part Time/Per Diem Pilots exceed four percent (4%) of the full time Pilot staff.

SECTION  19.5
-------------

     The Company shall not use Temporary Full Time or Part Time/Per Diem Pilots to avoid filling Full Time Pilot positions. The Company shall not use Part Time/Per Diem Pilots to cover vacant shifts when a current and qualified
     Full  Time  or  Relief  Pilot  is  available.


                                   ARTICLE 20
                         FEES AND PHYSICAL EXAMINATIONS
                         ------------------------------

SECTION  20.1
-------------

     It shall be the responsibility of each Pilot to maintain an appropriate and current FAA medical certificate, and to provide a copy of this certificate to the Company by the 20th of the month in which it is due, if possible. If a Pilot is unable to provide the Company with a copy of their current FAA medical certificate by the 20th of the month in which it is due, the Pilot will coordinate with the training department/flight records clerk to communicate the delay. Under all circumstances it shall be the Pilots' responsibility to provide the training department/flight records clerk with their current FAA medical certificate no later than the last business day of the month in which the medical certificate is due.


                                       26
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AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  20.2
-------------

     It shall be the responsibility of each Pilot to maintain the appropriate FAA Pilot certificate(s) required for his duty position. The Pilot shall provide the most current certificate(s) to the Company, and immediately report any changes that affect the validity of those certificates.

SECTION  20.3
-------------

     It shall be the responsibility of each Pilot to arrange his required medical examinations by a qualified aero medical examiner of the Pilot's choice, as required by the Federal Aviation Regulations. Examinations will be scheduled while the Pilot is off duty. The Company will reimburse a Pilot for the cost of the class I or class II medical examination. Any additional physical exams and/or tests required by the Company or a customer beyond those required as provided for in Section 20.4 of this article shall be paid for by the Company.

SECTION  20.4
-------------

     When the Company believes that there are grounds to question a Pilot's physical or mental condition to remain on flight status, the Company may require that such Pilot be examined by a FAA designated Aero Medical Examiner (AME) selected by the Pilot.

     The Company shall pay for this medical examination or tests required by the Company pursuant to this Article. The Pilot agrees to sign a medical release to allow a copy of the results to be given to the Company and the Pilot shall also be provided a copy of this report. A Pilot who fails to pass such an examination may have a review of the case. Such review will be conducted by the Medical Certification Branch of the FAA. The Pilot may, at his expense, have a second medical examination conducted and submitted along with the Company's medical examination to this branch of the FAA.

SECTION  20.5
-------------

     A Pilot who is medically unable to perform his duties shall be placed on a leave of absence as described elsewhere in this Agreement.

SECTION  20.6
-------------

     In the event the Company adopts an identification card or badge system, the Company shall provide the identification card or badge at no cost to the Pilot. However, if the Pilot loses the identification card or badge he/she shall be obligated to replace it at the cost of $10.00.


                                   ARTICLE 21
                                 MOVING EXPENSE
                                 --------------

SECTION  21.1
-------------

     The Company shall provide a paid move to Pilots whom are required to move as a result of being assigned to a base other than where the Pilot has established his residence,


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OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

     provided that the Pilot moves within a fifty (50) mile radius of his new base and the new base is at least fifty (50) miles away from the previously assigned base.

SECTION  21.2
-------------

     In order to receive a Company paid move, Pilots must complete such move within six (6) months from the date of the new assignment and shall be entitled to the following reimbursement upon presentation of reasonable documentation:

     A. Actual moving expenses, including insurance, for normal household effects, including normal packing charges, up to a maximum of $3500.00.

SECTION  21.3
-------------

     Pilots shall be allowed the following en route expenses when properly substantiated by receipts during the period of en-route travel:

     A.   For  Pilot  only  -  $36.00/day

     B.   For  Pilot  and  family  -  $72.00/day

     The period of en-route travel shall continue after arrival until the day the household effects arrive or until the end of the fifth day, whichever comes first.

SECTION  21.4
-------------

     For the purpose of determining necessary travel time, the Company will allow one (1) travel day for each five hundred (500) miles or fraction thereof, to a maximum of five (5) travel days when driving a vehicle. The Pilot is expected to move during his days off and be prepared to work on his regular hitch. The most direct AAA mileage between the two (2) cities will determine travel time.

SECTION  21.5
-------------

     In addition to moving expenses, such Pilot will be reimbursed at the rate established by the IRS for one vehicle driven to the new location.

SECTION  21.6
-------------

     To be eligible to obtain reimbursement from the Company, a Pilot must meet the requirements of Section 21.1 of this Article and have completed his probationary period.


                                   ARTICLE 22
                                   TRAVEL PAY
                                   ----------

SECTION  22.1
-------------

     Mileage shall be paid to the Pilot at the applicable rate established by the Internal Revenue Service under the following circumstances:

     a. Use of a personal vehicle when requested by the Company to relocate to another base or a location other than a Pilot's normal base for purposes of assignment on a


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OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

          temporary basis. The mileage will be calculated from the point of departure to the next base and not the Pilot's home.

     b. In the event a Pilot is required to report to a base other than his assigned base, mileage will be calculated from the assigned base to the new work location.

     c. Pilots shall not be required to use their personal vehicles when distances between the Pilots' home to the temporary assigned base are in excess of one hundred (100) miles.

SECTION  22.2
-------------

     Pilots shall be paid at their regular rate of pay for travel on a scheduled duty day. In the event a Pilot travels on an off work day, such Pilot will be compensated at the applicable workover rate.

SECTION  22.3
-------------

     When transportation or lodging are not provided by the Company, reasonable and actual expenses will be allowed. Within five (5) calendar days after returning to his home base or at the close of each week in the event the Pilot is away for a period longer than one (1) week, the Pilot shall submit expense receipts for payment. The per diem shall be consistent with Company policy.


                                   ARTICLE 23
                                LEAVES OF ABSENCE
                                -----------------

SECTION  23.1
-------------

     A Leave of Absence (LOA) is intended to account for a reasonable period of time that a Pilot may be required to be absent from the job for reasons other than vacation or paid bereavement leave. A LOA may fall into one of the following categories:

     A.   Personal  LOA  -  (a  reasonable  time not to exceed 30 calendar days)
          -------------
          without pay may be granted to a Pilot for urgent personal matters. Except as approved by the applicable operational official, a Pilot may be granted no more than one (1) personal LOA in a 2-year period. To be eligible for such a leave a Pilot has to have completed six (6) months of service. Approved personal LOA start and end dates shall be in writing. Such leaves may be extended for additional periods, if approved by the Company.

     B.   Pregnancy  Disability  Leave  (PDL)  - PDL shall be granted consistent
          -----------------------------------
          with the applicable statute requirements for Pilots who reside in California and the Company's separate policy on same.

     C.   Military  LOA  -  Military  leaves  of absence and reemployment rights
          -------------
          upon return from such leave shall be granted in accordance with applicable laws. All orders for


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OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

          military duty, including National Guard and Reserve duty, shall be provided to the Human Resources Department in accordance with applicable laws.

     D.   Family  &  Medical  LOA,  and  California  Family  Rights Act (CFRA) -
          --------------------------------------------------------------------
          Leave granted under the Family and Medical Leave Act or the California statute, will be granted to eligible Pilots as required by law.

          1. A Pilot on a medical leave of absence due to a serious non-occupational health condition of the Pilot, who does not return to work during the twelve (12) week period provided for under the Company's short term disability benefit, shall be granted an additional medical leave for the duration of the illness or injury, up to twelve (12) months, if the Company and Physician agree there is a reasonable expectation for the Pilot to return to duty within twelve (12) months from the expiration of short term disability. At the end of the first twelve (12) month leave of absence an additional twelve months shall be granted if the Company and Physician agree there is a reasonable expectation for a Pilot to return to duty within twenty four (24) months from the expiration of short term disability.

          2. Pilots who are unable to work as a result of a non-job related illness or injury shall be placed on Medical LOA. Such Pilot shall retain insurance coverage for a period of six (6) months. During this period the Company shall continue to provide disability and life insurance coverage at no cost to the Pilot. The Pilot's portion of medical, dental, and vision premiums will continue to be the responsibility of the Pilot. If a Pilot who is on Medical LOA is not receiving compensation from Air Methods or if the compensation received does not fully cover the Pilots portion of medical, dental, and vision premiums, the Pilot will be required to remit their portion of said premiums, on a monthly basis, no later than the fifteenth day of the month following commencement of Medical LOA. Failure to provide payment by the fifteenth of the month following the commencement of Medical LOA will result in the termination of medical, dental, and vision benefits and the initiation of offering medical insurance under COBRA. Once the applicable time period has been exhausted, the Pilot will be eligible for medical insurance under COBRA.

     E. UNION LEAVE OF ABSENCE. A Pilot who accepts a temporary position with the Union (up to one (1) month) will be permitted to return to his original position upon release from such temporary assignment. At no time will the Company authorize the release of more than two (2) Pilots under this provision.

          1. When requested by the Union, one (1) Pilot who is elected or appointed to a full-time position with the Union shall be granted an indefinite leave of absence. A Pilot leaving full-time service of the Union, for any reason, must return to duty within thirty
               (30) days or be terminated. Such Pilot upon returning to work with the Company will be entitled to return to his previous position at his last assigned base or apply for any open position for which the Pilot is qualified.


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OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

          2. By mutual agreement, the Company may grant up to three (3) Pilots an unpaid leave of absence for a one (1) week period of time so that Pilots selected by the Union may perform work for the Union, such as attendance at Union conventions and conferences.

SECTION  23.2
-------------

     A Pilot who wishes to apply for a Leave of Absence must submit his request in writing to his supervisor. This written request must include the expected duration of the leave, the purpose of the leave (if it does not violate any applicable statutes) and where the Pilot may be contacted during the leave. It is the Pilot's responsibility to keep Human Resources informed of any changes in his contact information for the duration of the approved leave.

SECTION  23.3
-------------

     All requests for leaves of absence must be submitted in writing and must be approved by the applicable operational official. Except as approved by the applicable operational official, a Pilot will not be granted a leave of absence (except a Military LOA, Workers Compensation LOA, or Union LOA) without first using all vacation.

SECTION  23.4
-------------

     Prior to returning to duty from medical leave, a Pilot may be required to present a physician's statement to the Company verifying that he is medically fit to perform all Pilot duties.

SECTION  23.5
-------------

     In the event of a reduction in force, a Pilot on a leave of absence who would otherwise be furloughed will have his leave of absence cancelled. The Pilot will be notified that his rights under this article have been changed to those of a furloughed Pilot.

SECTION  23.6
-------------

     A Pilot returning from a leave of absence will be returned to his duty position if it still exists, or any other vacant position where his qualifications permit. Any Pilot returning from a leave of absence who requires training prior to returning to flying will be scheduled for required training prior to return to flight duty not to exceed three (3) weeks. Pay shall resume when the Pilot commences training.

SECTION  23.7
-------------

     All leaves of absence shall specify the date on which the Pilot will return to duty unless mutually agreed otherwise or by operation of law.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  23.8
-------------

     All leaves of absence shall be without pay unless otherwise specified in this agreement or required by statute.

SECTION  23.9
-------------

     Failure of any Pilot to return to active status at the end of any leave of absence shall be deemed a voluntary resignation and his name will be removed from the seniority list.

SECTION  23.10
--------------

     Any Pilot on a leave of absence who enters the services of another Company or who enters into a business of his own without first obtaining written permission from the Company will be terminated and will forfeit his seniority rights.

SECTION  23.11
--------------

     During any approved leave of absence, a Pilot will retain and accrue Company and Bidding Seniority.


                                   ARTICLE 24
                          ON-THE-JOB INJURY (OJI) LEAVE
                          -----------------------------

SECTION  24.1
-------------

     A Pilot is eligible for all state and federal workers compensation benefits with respect to injuries or illnesses arising out of and in the course of employment with the Company.

SECTION  24.2
-------------

     A Pilot must report the occurrence of an OJI to his supervisor as soon as possible, depending upon the nature of the accident or resulting injuries.

SECTION  24.3
-------------

     All health, accident and life insurance benefits shall continue to be available to an injured Pilot on the same basis as an active employee.

SECTION  24.4
-------------

     The Company may require an injured Pilot to submit to a physical examination in accordance with the provisions of Article 20.

SECTION  24.5
-------------

     Prior to returning to duty from an OJI leave, a Pilot shall be required to present a physician's statement to the Company verifying that he is medically fit to perform all Employee duties. In the event there is a dispute concerning the Employee's fitness for

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AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

     duty, the procedures of Article 20 shall be utilized to resolve the dispute. Upon return from an OJI leave, a Pilot shall be returned to his former position if the position still exists, or to any other position where his seniority permits.

SECTION  24.6
-------------

     All Pilots are entitled to a copy of any and all accident reports and any and all written or recorded statements made or taken with regard to an OJI within seventy-two (72) hours of a written request.

SECTION  24.7
-------------

     All Pilots are entitled to a copy of any and all medical records, maintained by the Company at no cost, resulting from OJI's within five (5) days of a written request.

SECTION  24.8
-------------

     Employee shall not be terminated or otherwise discharged from employment, except for cause, while recovering from OJI injuries.

SECTION  24.9
-------------

     A Pilot has the right to select his own Vocational Rehabilitation Counselor while recovering from an OJI consistent with State regulations.


                                   ARTICLE 25
                                    HOLIDAYS
                                    --------

SECTION  25.1
-------------

Air  Methods  recognizes  the  following  holidays:
    New Years Day                 Presidents Day
    Memorial Day                  Independence Day
    Labor Day                     Thanksgiving Day
    Friday After Thanksgiving     Christmas Day

SECTION  25.2
-------------

     To be eligible for Holiday pay a Pilot must work on a Holiday. The Pilot will be paid for the shift worked on the Holiday.

SECTION  25.3
-------------

     The Pilot will receive their normal pay plus their annual base pay divided by 182.5 for each Holiday worked. For shifts worked that are less than twelve (12) hours the amount of holiday pay shall be prorated for each full hour worked.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

                                   ARTICLE 26
                                   SICK LEAVE
                                   ----------

SECTION  26.1
-------------

     Sick Leave is granted to a Pilot to provide him an opportunity to recover from a non-job related illness and/or injury.

SECTION  26.2
-------------

     Each Pilot shall earn up to sixty (60) hours of sick leave each calendar year. Sick leave shall be earned at the rate of 2.3076 hours per pay period. Sick leave shall be earned on all hours worked on workover, vacation, sick leave used, holidays, jury duty, and bereavement leave. Unused sick leave shall be earned up to a maximum of one hundred twenty
     (120)  hours.

SECTION  26.3
-------------

     Effective on the execution of the Contract any accrued sick leave beyond 120 hours may be used during a transition period up to 24 months for a bonafide medical need.


                                   ARTICLE 27
                                    VACATIONS
                                    ---------

SECTION  27.1     VACATION  SCHEDULE
-------------     ------------------

     All Pilots shall be eligible to receive vacation on the following schedule:

     Vacation Hours  Months of Service  Hourly Accrual Rate
     --------------  -----------------  -------------------
     84 Hours/Year         0 thru 60               .0383562
     126 Hours/Year       61 thru 120              .0575342
     168 Hours/Year      121 thru 180              .0767123
     210 Hours/Year      181 and above             .0958904

     - Vacation accrual will be applied to the first 2190 hours worked in a calendar year.

     - Vacation balance will continue to be reported on the bi-weekly pay stub.

     -    Maximum  Vacation  Balance:  264  Hours

     - Any Pilot who, at the date of ratification of the Contract, receives more vacation than the above schedule shall be grandfathered at their current vacation accrual rate.

SECTION  27.2
-------------

     Vacation pay, when cashed out, shall be based upon the Pilot's current rate of pay.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  27.3
-------------

     When a Pilot reaches the maximum vacation accrual according to the above schedule they shall not accrue any further vacation allowance. Once reaching the maximum accrual the Pilot will be paid seventy two (72) hours of his accrued vacation.

SECTION  27.4
-------------

     At each Base location, Pilots will submit initial vacation requests by November 30 for desired vacations to be taken in the following year. The Company shall grant such requests in order of seniority, provided Pilots had or will have the requested time available on the books.

     After the initial vacation schedule has been accomplished, Pilots may submit vacation requests for any desired week/days on a first come, first served basis. Vacations may be changed/swapped by mutual agreement of the Pilot and Company. When possible, vacation requests will be submitted to the immediate supervisor at least sixty (60) calendar days in advance of the requested time off. Vacation requests received at least sixty (60) calendar days in advance of the requested time off that do not reduce base staffing levels below 75% shall be granted. The Company reserves the right to decline any vacation request when such vacation request would reduce full staffing levels to below 75%. The Company may grant vacation requests which will reduce staffing levels to below 75% provided sufficient voluntary work over from the base is assured and such allowances are consistent with all published regulatory and program rest requirements.

SECTION  27.5
-------------

     Vacation will only be earned based upon compensable hours, which include holiday, vacation, sick leave, jury duty, or bereavement leave.

SECTION  27.6
-------------

     Vacation pay may be cashed out based upon a quarterly schedule published by Payroll.

SECTION  27.7     CANCELLATION  OF  VACATION
-------------     --------------------------

     If a Pilot volunteers to cancel a scheduled vacation at the Company's request, he shall be reimbursed for all verifiable non-refundable expenses incurred. Such Pilot shall also have the following options:

     1. Reschedule his vacation to any remaining available weeks/days in the same calendar year.

     2. In lieu of the above option, the Pilot may choose to be paid the full value of his cancelled vacation period at the rate of one and one-half (1 ) times his rate of pay. Payment for this vacation will be made by issuing a separate check to the Pilot within ten (10) days from election of this option.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

                                   ARTICLE 28
                 HEALTH, DENTAL AND LIFE/AD&D INSURANCE BENEFITS
                 -----------------------------------------------

SECTION  28.1
-------------

     For the term of this Agreement, the Company shall offer Pilots health, dental, vision, LTD, STD, life and AD&D insurance as described in the summary plan descriptions furnished to the Union. In the event that the Company elects to change carriers, or administrators, it will endeavor to provide benefits that are comparable benefit value to those currently provided. The parties recognize in an effort to contain health care costs, it may be necessary to modify benefit levels, prior to doing so the Company will meet with the Union to review the proposed changes and solicit suggestions. The plans offered to the Pilots shall be the same as offered to all other non-represented employees.

SECTION  28.2
-------------

     The Company will extend its best efforts to assist Pilots in resolving any claim disputes which do arise under the above plans after the member has followed the claims appeals process of the respective carrier or administrator. No matter relating to a claims dispute which is not the direct result of negligence by the Company shall be submitted to the grievance and/or Systems Board of Adjustment provisions of this agreement.

SECTION  28.3
-------------

     A Pilot shall be eligible to participate in the group benefits listed above on the first day of the month coinciding with or following the date of initial hire. To be eligible for coverage in the above plans a Pilot must work or be paid consistent with the definitions in Article 19, Sections
     19.1 through 19.4. Any Pilot who fails to meet the above definitions shall not have coverage in the following month.

SECTION  28.4
-------------

     Pilots who participate in one of the Company Health and/or Dental Plans shall have the following amounts withheld from each bi-weekly pay check for the 2005-2006 plan year:

          -----------------------------------------------
          HEALTH & DENTAL
          -----------------------------------------------
          COVERAGE              PLAN 1   PLAN 2   DENTAL
          -----------------------------------------------
          -----------------------------------------------
          Employee Only         $ 36.00  $ 33.00  $  1.50
          -----------------------------------------------
          Employee plus Spouse  $ 81.00  $ 59.00  $  4.00
          -----------------------------------------------
          Employee + Children   $ 66.50  $ 56.00  $  3.25
          -----------------------------------------------
          Family                $ 98.00  $ 82.00  $  5.75
          -----------------------------------------------

     Future Health and Dental Plan annual rate increases for Pilots shall not exceed ten percent (10%) per year based on the 2005-2006 plan year Employee contribution schedule. In no case shall the annual percentage increase for a Pilot exceed that of the percentage increase for the Company.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  28.5
-------------

     Pilots shall be covered at one and one-half (1 ) times their total annual salary in Life Insurance and Accidental Death and Dismemberment Insurance under the provisions of the plan defined in the Company Benefit Plan.


                                   ARTICLE 29
                               COMPANY 401(K) PLAN
                               -------------------

SECTION  29.1     PLAN  MODIFICATIONS
-------------     -------------------

     The Company reserves the right to amend from time to time the plan to cover the eligible Pilots to conform to the applicable State and Federal statutes. Any amendments shall be furnished to the Pilots and Union. The Company shall pay all costs associated with the administration of the plan.

SECTION  29.2     ENROLLMENT
-------------     ----------

     Enrollment in the plan shall be quarterly, provided that in the first year of employment said Pilot worked at least one thousand (1,000) hours.

SECTION  29.3     VESTING
-------------     -------

     Years            Percent  of  Vesting
     -----            --------------------
     One  year        33  1/3  Percent
     Two  years       66  2/3  Percent
     Three  years     100  Percent

SECTION  29.4     CONTRIBUTION
-------------     ------------

     For those Pilots who contribute to this plan the Company shall contribute seventy percent (70%) on the first eight percent (8%) contributed by the Pilot. All Company and employee contributions shall be deposited into the respective employee's 401(k) account on the same day the wages are paid.


                                   ARTICLE 30
                                    JURY DUTY
                                    ---------

SECTION  30.1
-------------

     The purpose of jury pay is to make the Pilots' pay whole while meeting their civic duty. Pilots who are required by proper court order or summoned to be absent from work in connection with jury duty will be paid the earnings he would have received for a regular scheduled shift up to a maximum of seven (7) work schedules per calendar year.

SECTION  30.2
-------------

     Jury pay is not applicable when a Pilot is on leave of absence, vacation or layoff.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  30.3
-------------

     In the event a Pilot is released from Jury Duty on a duty day, he shall proceed to his base or assignment the following day commensurate with his crew rest requirements.

SECTION  30.4
-------------

     Pilots under subpoena for reasons benefiting the Company will be compensated for all lost time provided the Pilot was scheduled to work.

SECTION  30.5
-------------

     Vacation time may be used any time a Pilot is required by subpoena to appear in a matter not benefiting the Company.


                                   ARTICLE 31
                                BEREAVEMENT LEAVE
                                -----------------

SECTION  31.1
-------------

     The Company shall grant a bereavement leave for each individual for the death of a member of the Pilot's immediate family. Pilots on bereavement leave shall be paid for each duty day missed, up to a maximum of four (4) days or forty-eight (48) hours, whichever is less, per occurrence. Pilots may use accrued but unused Vacation beyond the four (4) days or forty-eight
     (48) hours bereavement leave. For the purposes of this Article, a Pilot's immediate family shall include his current spouse, in-laws, children, step-children, parents, grandparents, siblings and legal guardian.

SECTION  31.2
-------------

     The Company shall grant bereavement leave for each individual for the death of a member of the Pilot's extended family of one (1) day or twenty-four
     (24) duty hours, whichever is less. A Pilot's extended family includes aunt, uncle, nephew and niece. Pilots may use accrued but unused Vacation beyond the one (1) day or twenty-four (24) duty hours bereavement leave.

SECTION  31.3
-------------

     Funeral leave is not compensable when the Pilot is on scheduled days off, leave of absence, layoff, or suspension.


                                   ARTICLE 32
                                  SEVERANCE PAY
                                  -------------

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  32.1
-------------

     A Pilot who is laid off and is placed on furlough with the Company shall receive severance pay according to the schedule in Section 32.2 below. Except if one or more of the following conditions exist he shall receive no severance pay.

     1. He refuses to accept a job or assignment within his category of Pilot with the Company;

     2.   He  is  dismissed  for  cause  or  resigns  or  retires.

SECTION  32.2
-------------

     Severance pay will be paid within seven (7) days following the Pilot's furlough based on the following schedule:

     Full Years of Company Service                                Calendar Weeks
     -----------------------------------------------------------  ---------------
     One (1) full year of service but less than four (4)          Two (2) weeks
     Four (4) full year of service but less than eight (8)        Four (4) weeks
     Eight (8) full year of service but less than twelve (12)     Six (6) weeks
     Twelve (12) full year of service but less than fifteen (15)  Eight (8) weeks
     Fifteen (15) full year of service or more                    Ten (10) weeks

SECTION  32.3
-------------

     The Company will attempt to give Pilot(s) two (2) weeks advance notice of a base closure or loss of contract.

SECTION  32.4
-------------

     Medical and Dental insurance, if any, shall continue for thirty (30) calendar days following the Pilot's layoff or furlough, provided the Pilot pays the appropriate contribution amounts. The Pilot will thereafter be eligible for COBRA coverage at that time.


                                   ARTICLE 33
                     UNION BULLETIN BOARDS & COMMUNICATIONS
                     --------------------------------------

SECTION  33.1
-------------

     The Company shall permit the Union to display an unlocked bulletin board at each base that is company owned. The Union shall purchase the bulletin boards and shall be responsible for their installation. The bulletin boards shall only be placed in areas that have been agreed to by the Company in advance. The provision shall not be applicable if such bulletin boards are not permitted or authorized by a customer who owns the premises.

SECTION  33.2
-------------

     The bulletin boards used by the Union and Pilots covered by this agreement shall be for posting notices of Union social and recreational affairs, meetings and elections.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  33.3
-------------

     General distributions, posted notices and official business will bear the seal or signature of an officer of the Union or a Pilot representative and will not contain anything defamatory, derogative, inflammatory, negative, or of a personal nature attacking the Company or its representatives.

SECTION  33.4
-------------

     The Company may refuse to permit any posting that would violate any of the provisions of this Agreement. Any notices posted that are not in accordance with this Article shall be removed by the Union or by the Company upon notice to the Union.

SECTION  33.5
-------------

     If no bulletin board is permissible, the union may maintain an information book which shall remain in the Pilot's reference area or office.


                                   ARTICLE 34
                            GENERAL AND MISCELLANEOUS
                            -------------------------

SECTION  34.1
-------------

     Any deviation from this Agreement shall be made by mutual consent between the Company and the Union. Such consent must be in writing and signed by both parties.

SECTION  34.2
-------------

     All orders or notices to Pilots covered by this Agreement involving a transfer, promotion, demotion, layoff, or leave of absence shall be given in writing to such Pilot with a copy to the Union within ten (10) calendar days.

SECTION  34.3
-------------

     The pay period is currently fourteen (14) days (bi-weekly). If the Company wishes to change the pay period timing, it shall meet and discuss the change with the Union prior to implementation.

SECTION  34.4
-------------

     This Agreement prohibits a Pilot from engaging in any activities that are in competition with the Company and flying activities that interfere with their service to the Company, provided, however that this provision shall not be construed to prohibit Pilots from affiliating with the Armed Forces of the United States.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  34.5
-------------

     The Company shall make a copy of the current contract available to all Pilots on the Air Methods' website. In addition, the Company shall share in the cost of printing this Agreement up to a maximum of $1,000.00.

SECTION  34.6
-------------

     A Pilot's primary responsibility is to ensure the safe operation of the aircraft. A Pilot may also be required to assist in minor aircraft maintenance other than that specifically authorized; washing of aircraft, couriering of parts, or other non-flying duties. In no case shall a Pilot be required to operate a ground ambulance or perform facility repairs.

     This provision does not restrict a Pilot from performing non-flying duties related to the promotion of the profession such as conducting educational classes, public relations presentations, or events of that nature.

SECTION  34.7
-------------

     If a Pilot's personal items are damaged due to an aircraft accident or other unusual circumstance beyond the Pilot's control, a claim may be submitted to the Company and paid consistent with its insurance policy. However, the Company reserves the right to require proof of loss and value of the item covered in the claim.

SECTION  34.8
-------------

     Any Pilot leaving the service of the Company shall, upon request to the Human Resource department, be provided with a letter setting forth the Company's record of his job title, stating his length of service and rate of pay at the date he left the Company.

SECTION  34.9
-------------

     Pilots covered by this Agreement shall be governed by all reasonable Company rules, regulations and orders previously or hereafter issued by proper authorities of the Company which are not in conflict with the terms and conditions of this Agreement, and which have been made available to the Pilots and union prior to becoming effective.

SECTION  34.10
--------------

     If the Union considers the rule to be unreasonable, it will have the right to file a written grievance challenging such rule prior to the implementation by the Company. Grievances properly filed in this respect will be subject to the normal Grievance and System Board of Adjustment procedures as set forth in Article 6 and Article 7 of this Agreement.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

                                   ARTICLE 35
                            EQUIPMENT AND FACILITIES
                            ------------------------

SECTION  35.1
-------------

     The  Company  shall  furnish  each  Pilot  with  the  following:

     1.   A  helmet  if  required.

     2. If a helmet is not required, effective upon execution of the Contract the Company will provide a one-time $100.00 allowance toward the purchase of an individual headset upon proof of purchase. Such allowance will not be applicable to previously purchased headsets. In either case a backup headset(s) will be provided in each aircraft as a primary means of communication.

     3. An appropriate name tag, badge, embroidery, or other suitable means to identify each Pilot on their uniform.

     4. A minimum of two suitable work uniforms deemed appropriate by the Company or Customer. Such uniforms shall be given to Pilots new to a program and be replaced annually as necessary.

     5. One jacket, suitable for the local climate as deemed by the Company or Customer, and replaced as necessary.

     6. Up to two (2) department or Customer ball caps annually if provided by the department or Customer and requested by the Pilot.

     7. The Company shall reimburse, upon proof of purchase, up to one hundred dollars ($100.00) per year to each active Pilot on the payroll, for the purpose of purchasing Company or Customer required acceptable footwear.

SECTION  35.2
-------------

     The Company will endeavor to provide reasonably quiet quarters with a rest facility for duty Pilots only.

SECTION  35.3
-------------

     At each base the Company will provide internet access for appropriate weather source and/or required Company information. An area shall be designated for the completion of Company paperwork.

SECTION  35.4
-------------

     Pilots who are required to spend the night away from their assigned base location shall be provided with single room hotel accommodations.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  35.5
-------------

     The Company shall provide a VCR or DVD player, and television in an area accessible by the Pilot, if not already provided by the department or Customer. Where standard broadcast signal is not available, the Company will provide basic cable or satellite.


                                   ARTICLE 36
                       PRODUCTIVE WORK ENVIRONMENT POLICY
                       ----------------------------------

SECTION  36.1
-------------

     It is agreed that the Company, as a responsible corporate citizen, is committed to maintaining a hospitable, cooperative work environment that promotes professionalism, common courtesy and mutual respect among all levels of employees, supervisors, managers, and executives. To advance that commitment, the Company has adopted and will communicate to employees the productive work environment policy that strictly prohibits sexual and workplace harassment on the basis of race, color, creed, gender, religion, national origin, age, sexual orientation or disability or any other status protected by either Federal or State statute. This policy shall not be amended during the term of this agreement unless required by law.

SECTION  36.2
-------------

     The Union agrees to support the provisions of the Air Methods corporate productive work environment policy. Each Pilot will be required to read, understand and sign an acknowledgement of this policy, which will be placed in his personnel file.


                                   ARTICLE 37
                          WAIVER AND COMPLETE AGREEMENT
                          -----------------------------

SECTION  37.1
-------------

     This Agreement sets forth the entire understanding and agreement of the parties and may not be modified in any respect except by writing subscribed to by the parties. This Agreement supercedes all previous agreements, commitments or practices, oral or written, between the Company and the Union and/or the Pilots, and expresses all of the obligations of and restrictions imposed upon each of the respective parties during its term. The waiver of any provision of this Agreement or any breach of this Agreement by either party during the term of the Agreement shall not constitute a precedent for the future waiver of any breach or provision. Nothing in this Agreement shall prohibit the parties from bargaining on any issue they desire if both parties mutually agree to do so during the term of this Agreement.

SECTION  37.2
-------------

     This document, together with all exhibits, memoranda of understanding, letters of agreement, and letter of interpretation incorporates the complete agreement between the parties on all issues specifically addressed herein.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  37.3
-------------

     The parties agree that any past practices established prior to the date of this Agreement shall not create any contractual or legal obligation to continue such practices following the effective date of this Agreement.


                                   ARTICLE 38
                                 SAVINGS CLAUSE
                                 --------------

SECTION  38.1
-------------

     Should any part of this Agreement be rendered or declared invalid by reason of any existing or subsequently enacted legislation, act of government agency, or by any decree of a court of competent jurisdiction, such invalidation of such part or portion of this Agreement shall not invalidate the remaining portions hereof, and they shall remain in full force and effect.

SECTION  38.2
-------------

     In the event that any provisions of this Agreement are in conflict with or are rendered inoperative or unlawful by virtue of any duly enacted law or regulation or any governmental agency or commission having jurisdiction over the Company, the Union and Company will meet and attempt to negotiate changes necessary, pertaining only to those provisions so affected or directly related thereto.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

                                   ARTICLE 39
                                    DURATION
                                    --------


     This Agreement shall be effective from January 1, 2006 through April 30, 2009 and shall automatically renew itself from year to year thereafter, unless written notice of intended change is served in accordance with Section 6, Title I of the Railway Labor Act by either party at least sixty (60) days prior to the amendable date or any anniversary thereof.


Office and Professional Employees      Air Methods Corporation
International Union

By:  /s/ Michael Goodwin               By:  /s/ Aaron D. Todd
    ---------------------------------      -------------------------------------

By:                                    By:
    ---------------------------------      -------------------------------------

By:                                    By:
    ---------------------------------      -------------------------------------

By:                                    By:
    ---------------------------------      -------------------------------------

By:                                    By:
    ---------------------------------      -------------------------------------

By:
    ---------------------------------

By:
    ---------------------------------

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

                                   APPENDIX A
                                 SALARY SCHEDULE
                                 ---------------

SECTION  1.   BASE  PAY
-----------------------

The Pilot in Command Base Pay Schedule listed below shall be effective on January 1, 2006. Co-Pilots shall be paid a rate equal to 75% of the Pilot in Command Pay Schedule.

-------------------------------------------------------------------------------
HIRE YEAR  1-Jan-06 (1)   PAY STEP  1-Jan-07 (2)   1-Jan-08 (2)   1-Jan-09 (2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                            3.75%          3.75%          4.00%
-------------------------------------------------------------------------------
2006       $     50,000        0-1  $     51,875   $     53,820   $     55,973
-------------------------------------------------------------------------------
2005       $     50,813        1-2  $     52,718   $     54,695   $     56,883
-------------------------------------------------------------------------------
2004       $     51,639        2-3  $     53,576   $     55,585   $     57,808
-------------------------------------------------------------------------------
2003       $     52,479        3-4  $     54,447   $     56,489   $     58,748
-------------------------------------------------------------------------------
2002       $     53,332        4-5  $     55,332   $     57,407   $     59,703
-------------------------------------------------------------------------------
2001       $     54,199        5-6  $     56,232   $     58,341   $     60,674
-------------------------------------------------------------------------------
2000       $     55,081        6-7  $     57,146   $     59,289   $     61,661
-------------------------------------------------------------------------------
1999       $     55,976        7-8  $     58,075   $     60,253   $     62,663
-------------------------------------------------------------------------------
1998       $     56,886        8-9  $     59,020   $     61,233   $     63,682
-------------------------------------------------------------------------------
1997       $     57,811       9-10  $     59,979   $     62,229   $     64,718
-------------------------------------------------------------------------------
1996       $     58,751      10-11  $     60,955   $     63,240   $     65,770
-------------------------------------------------------------------------------
1995       $     59,707      11-12  $     61,946   $     64,269   $     66,839
-------------------------------------------------------------------------------
1994       $     60,678      12-13  $     62,953   $     65,314   $     67,926
-------------------------------------------------------------------------------
1993       $     61,664      13-14  $     63,977   $     66,376   $     69,031
-------------------------------------------------------------------------------
1992       $     62,667      14-15  $     65,017   $     67,455   $     70,153
-------------------------------------------------------------------------------
1991       $     63,686      15-16  $     66,074   $     68,552   $     71,294
-------------------------------------------------------------------------------
1990       $     64,721      16-17  $     67,148   $     69,666   $     72,453
-------------------------------------------------------------------------------
1989       $     65,774      17-18  $     68,240   $     70,799   $     73,631
-------------------------------------------------------------------------------
1988       $     66,843      18-19  $     69,350   $     71,950   $     74,828
-------------------------------------------------------------------------------
1987       $     67,930      19-20  $     70,477   $     73,120   $     76,045
-------------------------------------------------------------------------------
1986       $     69,035      20-21  $     71,623   $     74,309   $     77,282
-------------------------------------------------------------------------------
1985       $     70,157      21-22  $     72,788   $     75,518   $     78,538
-------------------------------------------------------------------------------
1984       $     71,298      22-23  $     73,971   $     76,745   $     79,815
-------------------------------------------------------------------------------
1983       $     72,457      23-24  $     75,174   $     77,993   $     81,113
-------------------------------------------------------------------------------
1982-1977  $     73,635        >24  $     76,397   $     79,261   $     82,432
-------------------------------------------------------------------------------

Upon contract ratification all Pilots shall be placed onto the Base Pay Schedule in the 2006 year column commensurate with their year of hire. Beginning in 2007 each Pilot shall move to the 2007 year column on January 1, 2007 to the row corresponding with their years of service. At the Pilot's anniversary date with the Company, beginning in 2007, the Pilot will move to the next row corresponding with their years of service. The anniversary date is defined as the date a Pilot entered service with the Company as a Pilot in Command or Co-Pilot.

FOOTNOTES

(1) Will be retroactive to 1/1/06 provided contract is ratified on or before March 31, 2006 and paid within forty-five (45) calendar days.

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

(2) Effective on the first payroll period commencing after the listed dates. Such annual salary adjustments shall also be paid out on the first payroll period.

SECTION  2.   METHODOLOGY  FOR  DETERMINING  WHERE A PILOT INITIALLY FITS IN THE
--------------------------------------------------------------------------------
SCALE.
------

     The Company reserves the right, based on previous experience of a Pilot(s), to place them on the above scale up to the five (5) year level or step. Thereafter the Pilot annually shall be advanced to the next step. Any disputes relative to that placement shall not be subject to the grievance and/or Systems Board of Adjustment provision located elsewhere in this agreement. Such placement on the scale will be made utilizing written documentation of active years in aircraft aviation experience. The Company reserves the right to determine the adequacy of the documentation.

SECTION  3.   BASE  ASSIGNMENT
------------------------------

     The Pilot shall be paid based upon the applicable schedule for the base to which he/she is assigned or relocated.

SECTION  4.   ACCRA  GEOGRAPHIC  DIFFERENTIAL  PAY
--------------------------------------------------

     Effective with the implementation of the above schedule the Company shall determine the ACCRA impact for each current base using the most recent available quarterly ACCRA data when a Tentative Agreement is reached between the parties. The above schedule shall be considered 100% under the ACCRA system and all current bases shall be adjusted according to their respective ACCRA rating as per the table below. If no ACCRA data is available for a current or new base location, the five (5) nearest reporting cities to that base may be used to derive an ACCRA average provided that there are five (5) locations in close proximity of that base. Close proximity shall be considered within 75 miles. The Company reserves the right to develop recruitment and/or retention systems which will be paid above the schedule. Such schedules or systems will be paid to all Pilots at the base in question. In the event the Pilot voluntarily leaves his/her original base their pay will be based on their actual date of hire for purposes of step increases. The ACCRA impact rating effective at the execution of this agreement shall remain unchanged for the duration of the Contract. The ACCRA rating shall not be applicable for workover pay.

               ---------------------------------------------
               Location ACCRA rating   Pay scale adjustment
               ---------------------------------------------
               ---------------------------------------------
                    0  - 105%                   100%
               ---------------------------------------------
                  105.1 - 115%                  110%
               ---------------------------------------------
                  115.1 - 125%                  120%
               ---------------------------------------------
                  125.1 - 135%                  130%
               ---------------------------------------------
                  135.1 - 150%                  140%
               ---------------------------------------------
                Greater than 150%               160%
               ---------------------------------------------

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

SECTION  5.   INITIAL  TRAINING
-------------------------------

     During initial training Pilots shall be paid at the starting rate commensurate with the assigned base.

SECTION  6.   RELIEF  PILOTS
----------------------------

     All relief Pilots shall have an ACCRA rating utilizing the Denver, Colorado ACCRA rating.

SECTION  7.   NO  REDUCTION
---------------------------

     No Pilot shall suffer a loss of pay due to the implementation of the above schedule. The Company will extend a one-time payment of 3% Salary Adjustment to any Pilot above the pay schedule. Such payment shall be made within forty-five (45) days of ratification. For such Pilots, in years 2007, 2008 and 2009 they shall receive on January 1 of each year a check equivalent to the amount of annual increase granted all other employees less applicable taxes. Such adjustment shall not be added to the Pilots' base pay. For those Pilots who receive less than a three percent (3%) increase in the ACCRA adjusted base pay as of January 1, 2006, the Company will extend a one-time payment that equals the difference between three percent and the total of the first year increase.

SECTION  8.   SUPPLEMENTAL  PAY
-------------------------------

     Pilots performing duties in the following positions shall receive the indicated annual supplemental pay (divided by 26 and paid through the normally occurring pay period cycle). Pilot(s) who receive more than the supplemental pay listed below shall receive that amount so long as they hold such position. The amount of such pay shall be determined by the actual dollars the employee received prior to the adoption of this collective bargaining agreement. Pilot(s) who currently receive IFR supplemental pay shall continue to do so for the duration of this agreement.

     Check Airmen                        $3,000
     Training Captain/Trainer             2,500
     Aviation Service Manager             4,200
           ASM w/Multiple A/C             5,700
           ASM w/Multiple A/C Locations   7,200
     Aviation Base Manager                1,500
     Lead Pilot                           3,000
     Base Safety Pilot                      800
           Two to Three A/C               1,600
           Four to Five A/C               2,400
           Six or more A/C                3,200
     ATP in category assigned               600

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

                                APPENDIX B

                            BASE ACCRA RATINGS
                            ------------------

------------------------------------------------------------------------
                           REVISED MARCH 1, 2006
------------------------------------------------------------------------
LOCATION                            ACCRA                 FORMULA
------------------------------------------------------------------------
------------------------------------------------------------------------
Albany NY                                   124.6                 120.0%
------------------------------------------------------------------------
Anaheim CA                                  156.1                 160.0%
------------------------------------------------------------------------
Anderson SC                                  94.4                 100.0%
------------------------------------------------------------------------
Asheville NC                                 99.4                 100.0%
------------------------------------------------------------------------
Atlanta GA                                   97.4                 100.0%
------------------------------------------------------------------------
Augusta GA                                   89.0                 100.0%
------------------------------------------------------------------------
Aurora CO                                   100.6                 100.0%
------------------------------------------------------------------------
Bakersfield CA                              110.3                 110.0%
------------------------------------------------------------------------
Banning CA                                  126.4                 130.0%
------------------------------------------------------------------------
Bartow FL                                    99.4                 100.0%
------------------------------------------------------------------------
Bend OR                                     103.9                 100.0%
------------------------------------------------------------------------
Billings MT                                  98.1                 100.0%
------------------------------------------------------------------------
Bluefield WV                                 92.6                 100.0%
------------------------------------------------------------------------
Blueridge/Hickory NC                         92.4                 100.0%
------------------------------------------------------------------------
Boulder City NV                             109.9                 110.0%
------------------------------------------------------------------------
Branson MO                                   86.7                 100.0%
------------------------------------------------------------------------
Brooksville FL                               98.9                 100.0%
------------------------------------------------------------------------
Cape Girardeau MO                            90.7                 100.0%
------------------------------------------------------------------------
Carlsbad CA                                 150.3                 160.0%
------------------------------------------------------------------------
Cartersville GA                              94.4                 100.0%
------------------------------------------------------------------------
Champaign IL                                 95.9                 100.0%
------------------------------------------------------------------------
Charleston WV                                92.6                 100.0%
------------------------------------------------------------------------
Charlotte NC                                 92.4                 100.0%
------------------------------------------------------------------------
Chesterfield MO LifeNet                      94.3                 100.0%
------------------------------------------------------------------------
Chicago/Maywood IL                          110.1                 110.0%
------------------------------------------------------------------------
Chinle AZ                                   112.4                 110.0%
------------------------------------------------------------------------
Clarksville TN                               87.0                 100.0%
------------------------------------------------------------------------
Colorado Springs CO                          94.7                 100.0%
------------------------------------------------------------------------
Columbia MO                                  91.6                 100.0%
------------------------------------------------------------------------
Columbia SC                                  96.4                 100.0%
------------------------------------------------------------------------
Columbus GA/Ft. Benning                      97.4                 100.0%
------------------------------------------------------------------------
Conyers GA                                   97.4                 100.0%
------------------------------------------------------------------------
Cottonwood AZ                               106.4                 110.0%
------------------------------------------------------------------------
Denver CO                                   100.6                 100.0%
------------------------------------------------------------------------
Denver CO                                   100.6                 100.0%
------------------------------------------------------------------------
Des Moines IA AMC                            93.9                 100.0%
------------------------------------------------------------------------


                                       49

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

------------------------------------------------------------------------
                           REVISED MARCH 1, 2006
------------------------------------------------------------------------
LOCATION                            ACCRA                 FORMULA
------------------------------------------------------------------------
Des Moines IA RMH                            93.9                 100.0%
------------------------------------------------------------------------
Duluth MN                                    98.1                 100.0%
------------------------------------------------------------------------
Effingham IL                                 92.8                 100.0%
------------------------------------------------------------------------
El Cajon CA                                 126.4                 130.0%
------------------------------------------------------------------------
Elizabethtown KY                             93.7                 100.0%
------------------------------------------------------------------------
Evansville IN                                99.0                 100.0%
------------------------------------------------------------------------
Farmington NM                                94.9                 100.0%
------------------------------------------------------------------------
Flagstaff R/W                               112.4                 110.0%
------------------------------------------------------------------------
Flagstaff, AZ F/W                           112.4                 110.0%
------------------------------------------------------------------------
Frankfort KY                                 93.7                 100.0%
------------------------------------------------------------------------
Franklin NC                                  99.4                 100.0%
------------------------------------------------------------------------
Fredericksburg VA                           125.2                 130.0%
------------------------------------------------------------------------
Frisco CO                                   100.6                 100.0%
------------------------------------------------------------------------
Gardnerville NV                             112.1                 110.0%
------------------------------------------------------------------------
Glen NY                                     136.5                 140.0%
------------------------------------------------------------------------
Glendale AZ                                 100.4                 100.0%
------------------------------------------------------------------------
Greeley CO                                   95.4                 100.0%
------------------------------------------------------------------------
Greenville NC                                95.2                 100.0%
------------------------------------------------------------------------
Griffin GA                                   97.4                 100.0%
------------------------------------------------------------------------
Gulfport MS                                  95.0                 100.0%
------------------------------------------------------------------------
Hartford CT                                 115.7                 120.0%
------------------------------------------------------------------------
Hazard KY                                    93.7                 100.0%
------------------------------------------------------------------------
Huntington WV                                92.6                 100.0%
------------------------------------------------------------------------
Huntsville AL                                89.9                 100.0%
------------------------------------------------------------------------
Hutchinson MN                                98.1                 100.0%
------------------------------------------------------------------------
Imperial CA                                 123.6                 120.0%
------------------------------------------------------------------------
Iowa City IA                                 95.2                 100.0%
------------------------------------------------------------------------
Jacksonville FL                              95.5                 100.0%
------------------------------------------------------------------------
Jefferson GA                                 97.4                 100.0%
------------------------------------------------------------------------
Joplin MO                                    82.4                 100.0%
------------------------------------------------------------------------
Kingman AZ                                  109.4                 110.0%
------------------------------------------------------------------------
Kobelt NY                                   136.7                 140.0%
------------------------------------------------------------------------
LaGrande OR                                 103.9                 100.0%
------------------------------------------------------------------------
LaMonte MO                                   92.9                 100.0%
------------------------------------------------------------------------
Las Vegas (Henderson) NV                    109.9                 110.0%
------------------------------------------------------------------------
Lebanon TN                                   91.9                 100.0%
------------------------------------------------------------------------
Lincoln NE                                   96.7                 100.0%
------------------------------------------------------------------------
Litchfield IL                                94.3                 100.0%
------------------------------------------------------------------------
London KY                                    93.7                 100.0%
------------------------------------------------------------------------
Marshfield WI                                95.0                 100.0%
------------------------------------------------------------------------
Mason City  IA                               89.7                 100.0%
------------------------------------------------------------------------


                                       50

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

------------------------------------------------------------------------
                           REVISED MARCH 1, 2006
------------------------------------------------------------------------
LOCATION                            ACCRA                 FORMULA
------------------------------------------------------------------------
Merced CA                                   159.0                 160.0%
------------------------------------------------------------------------
Mesa AZ                                     100.4                 100.0%
------------------------------------------------------------------------
Miami Baptist, FL                           116.2                 120.0%
------------------------------------------------------------------------
Miami FL (Children's)                       116.2                 120.0%
------------------------------------------------------------------------
Modesto CA                                  159.0                 160.0%
------------------------------------------------------------------------
Mojave CA                                   118.4                 120.0%
------------------------------------------------------------------------
Morgantown WV                               101.1                 100.0%
------------------------------------------------------------------------
Mt Pleasant TN                               91.9                 100.0%
------------------------------------------------------------------------
Mt Sterling KY                               93.7                 100.0%
------------------------------------------------------------------------
Nashville TN                                 94.7                 100.0%
------------------------------------------------------------------------
New Richmond WI                              98.1                 100.0%
------------------------------------------------------------------------
Newark DE                                   108.7                 110.0%
------------------------------------------------------------------------
Norfolk NE                                   91.1                 100.0%
------------------------------------------------------------------------
Norwich CT                                  114.4                 110.0%
------------------------------------------------------------------------
Odessa FL                                    98.9                 100.0%
------------------------------------------------------------------------
Oklahoma City OK (Seminole)                  91.0                 100.0%
------------------------------------------------------------------------
Olathe KS                                    91.7                 100.0%
------------------------------------------------------------------------
Omaha NE                                     89.0                 100.0%
------------------------------------------------------------------------
Osage Beach MO                               90.1                 100.0%
------------------------------------------------------------------------
Oxnard CA                                   118.4                 120.0%
------------------------------------------------------------------------
Pahrump NV                                  109.9                 110.0%
------------------------------------------------------------------------
Palo Alto, CA                               159.0                 160.0%
------------------------------------------------------------------------
Parsons KS                                   90.0                 100.0%
------------------------------------------------------------------------
Philadelphia PA                             123.9                 120.0%
------------------------------------------------------------------------
Pueblo CO                                    90.3                 100.0%
------------------------------------------------------------------------
Rancho Cucamonga CA                         128.1                 130.0%
------------------------------------------------------------------------
Reno NV                                     112.1                 110.0%
------------------------------------------------------------------------
Richmond KY                                  93.7                 100.0%
------------------------------------------------------------------------
Richmond VA                                 105.9                 110.0%
------------------------------------------------------------------------
Roanoke VA                                   90.7                 100.0%
------------------------------------------------------------------------
Rockford IL                                  99.2                 100.0%
------------------------------------------------------------------------
Safford AZ                                   97.2                 100.0%
------------------------------------------------------------------------
Saginaw MI                                   96.4                 100.0%
------------------------------------------------------------------------
Salt Lake City                               95.9                 100.0%
------------------------------------------------------------------------
San Antonio TX                               91.6                 100.0%
------------------------------------------------------------------------
San Juan PR                                  97.8                 100.0%
------------------------------------------------------------------------
Sarasota FL                                 107.9                 110.0%
------------------------------------------------------------------------
Scottsbluff NE                               98.5                 100.0%
------------------------------------------------------------------------
Seminole OK                                  91.0                 100.0%
------------------------------------------------------------------------
Shelbyville TN                               91.9                 100.0%
------------------------------------------------------------------------
Sierra Vista AZ                              94.0                 100.0%
------------------------------------------------------------------------


                                       51

AIR METHODS CORP. and                            COLLECTIVE BARGAINING AGREEMENT
OPEIU                                                                  2006-2009
--------------------------------------------------------------------------------

------------------------------------------------------------------------
                           REVISED MARCH 1, 2006
------------------------------------------------------------------------
LOCATION                            ACCRA                 FORMULA
------------------------------------------------------------------------
Sioux City IA                                93.3                 100.0%
------------------------------------------------------------------------
Somerset KY                                  93.7                 100.0%
------------------------------------------------------------------------
Sparta IL                                    94.3                 100.0%
------------------------------------------------------------------------
Springfield MO                               92.0                 100.0%
------------------------------------------------------------------------
Springville/Show Low AZ                     112.4                 110.0%
------------------------------------------------------------------------
St Cloud MN                                 100.8                 100.0%
------------------------------------------------------------------------
St. Joseph MO                                90.1                 100.0%
------------------------------------------------------------------------
St. Louis MO                                 94.3                 100.0%
------------------------------------------------------------------------
Sullivan MO                                  94.3                 100.0%
------------------------------------------------------------------------
Tallahassee FL                               90.7                 100.0%
------------------------------------------------------------------------
Tampa FL                                     96.0                 100.0%
------------------------------------------------------------------------
Texarkana AR                                 88.7                 100.0%
------------------------------------------------------------------------
Truckee                                     112.1                 110.0%
------------------------------------------------------------------------
Tucson AZ - Base                             97.3                 100.0%
------------------------------------------------------------------------
Tullahoma TN                                 91.9                 100.0%
------------------------------------------------------------------------
Tulsa OK                                     90.1                 100.0%
------------------------------------------------------------------------
Tupelo MS                                    87.5                 100.0%
------------------------------------------------------------------------
Twentynine Palms CA                         136.7                 140.0%
------------------------------------------------------------------------
Valhalla NY                                 136.5                 140.0%
------------------------------------------------------------------------
Victorville CA                              125.8                 130.0%
------------------------------------------------------------------------
Warrenton MO                                 94.3                 100.0%
------------------------------------------------------------------------
Waterloo IA                                  88.9                 100.0%
------------------------------------------------------------------------
Wildwood FL                                  98.9                 100.0%
------------------------------------------------------------------------
Willcox AZ                                   90.1                 100.0%
------------------------------------------------------------------------
Winslow AZ                                  112.4                 110.0%
------------------------------------------------------------------------
Winston Salem NC                             89.6                 100.0%
------------------------------------------------------------------------
Worcester MA                                118.2                 120.0%
------------------------------------------------------------------------
Wytheville VA                                90.7                 100.0%
------------------------------------------------------------------------


                                       52